                                                                  Exhibit 10.13
                                                                  -------------


                                 LEASE BETWEEN
                 MICHELSON FARM - WESTFORD TECHNOLOGY PARK VI
                              LIMITED PARTNERSHIP
                                      AND
                               DAVOX CORPORATION
                                      FOR
                           WESTFORD TECHNOLOGY PARK
                                 BUILDING SIX

                                     INDEX
                                     -----

                                                            Page No.
                                                            --------

ARTICLE I - TERMS DEFINED...................................   1

 Paragraph 1.1 Subjects Referred To.........................   1
 Paragraph 1.2 Exhibits.....................................   2

ARTICLE II - DESCRIPTION OF PREMISES........................   2

 Paragraph 2.1 Demise of Premises...........................   2

ARTICLE III - TERM..........................................   4

 Paragraph 3.1 Original Term................................   4
 Paragraph 3.2 Extension Term...............................   4

ARTICLE IV - RENT...........................................   5

 Paragraph 4.1 Fixed Rent...................................   5
 Paragraph 4.2 Payments.....................................   5
 Paragraph 4.3 Market Rent..................................   5

ARTICLE V - OPERATING AND MAINTENANCE COSTS
  AND REAL ESTATE TAXES.....................................   8

 Paragraph 5.1 Common Area Maintenance......................   8
 Paragraph 5.2 Tax Expense..................................  15
 Paragraph 5.3 Tax Abatement................................  16

ARTICLE VI - LANDLORD'S COVENANTS...........................  17

 Paragraph 6.1 Landlord's Covenants during the Term.........  17
 Paragraph 6.2 Interruptions................................  19

ARTICLE VII - LANDLORD'S WARRANTIES.........................  20

ARTICLE VIII - USE OF PREMISES..............................  21

ARTICLE IX - CONDITION OF THE PREMISES......................  22

ARTICLE X - COMPLIANCE WITH LAW.............................  22

 Paragraph 10.1 Tenant Compliance...........................  22
 Paragraph 10.2 Landlord's Compliance.......................  22

                                      (i)

 Paragraph 10.3  Notice..................................  15

ARTICLE XI - ALTERATIONS, ADDITIONS AND IMPROVEMENTS.....  23

 Paragraph 11.1 Alterations..............................  23
 Paragraph 11.2 Landlord Performance of Alterations......  25
 Paragraph 11.3 Tenant Performance of Alterations........  25
 Paragraph 11.4 Removal of Alterations...................  25
 Paragraph 11.5 General Provisions.......................  26

ARTICLE XII - TENANT'S COVENANTS.........................  27

 Paragraph 12.1 Maintenance and Repair...................  27
 Paragraph 12.2 Signs....................................  29
 Paragraph 12.3 Entry and Inspection.....................  29
 Paragraph 12.4 Miscellaneous............................  30
 Paragraph 12.5 Safety Appliances........................  30
 Paragraph 12.6 Loading..................................  31
 Paragraph 12.7 Labor or Materialmen's Liens.............  31
 Paragraph 12.8 Rules and Regulations....................  31
 Paragraph 12.9 Tenant's Covenants.......................  31

ARTICLE XIII - CASUALTY AND CONDEMNATION.................  32

 Paragraph 13.1 Casualty.................................  32
 Paragraph 13.2 Additional Casualty Provisions...........  33
 Paragraph 13.3 Condemnation/Eminent Domain..............  33
 Paragraph 13.4 Reservation of Award.....................  35

ARTICLE XIV - RIGHTS OF MORTGAGE.........................  36

 Paragraph 14.1 Priority of Lease........................  38
 Paragraph 14.2 Limitation on Mortgagee's Liability......  38
 Paragraph 14.3 No Prepayment or Modification, etc.......  38
 Paragraph 14.4 No Release of Termination................  39
 Paragraph 14.5 Continuing Offer.........................  39

ARTICLE XV - INSURANCE...................................  40

 Paragraph 15.1 Insurance................................  40
 Paragraph 15.2 Tenant Liability Insurance...............  41
 Paragraph 15.3 Landlord Liability Insurance.............  41
 Paragraph 15.4 Waiver of Subrogation....................  41

ARTICLE XVI - INDEMNIFICATION............................  42

 Paragraph 16.1 Tenant's Indemnity.......................  42

                                      (ii)

                                     INDEX
                                     -----
                                    (cont.)

 Paragraph 16.2 Landlord's Indemnity.....................  15
 Paragraph 16.3 Hazardous Materials......................  44

ARTICLE XVII - ASSIGNMENT AND SUBLETTING.................  45

 Paragraph 17.1 Tenant Sublet............................  45
 Paragraph 17.2 Consent..................................  46
 Paragraph 17.3 Landlord's Response......................  46
 Paragraph 17.4 Subsidiary Assignment....................  47
 Paragraph 17.5 Sublease and Assignment
   Rent Differential.....................................  47

ARTICLE XVIII - TENANT'S PROPERTY........................  49

 Paragraph 18.1 Tenant's Personal Property...............  49
 Paragraph 18.2 Removal..................................  49
 Paragraph 18.3 No Lien..................................  49

ARTICLE XIX - TENANT'S DEFAULT...........................  50

 Paragraph 19.1 Events of Default........................  50
 Paragraph 19.2 Repossession.............................  51
 Paragraph 19.3 Landlord's Default.......................  51

ARTICLE XX - NOTES.......................................  52

 Paragraph 20.1 Notices Generally........................  52
 Paragraph 20.2 Tenant Notices...........................  52

ARTICLE XXI - QUIET ENJOYMENT............................  53

ARTICLE XXII - HOLDING OVER..............................  53

ARTICLE XXII - MEMORANDUM OF LEASE.......................  54

ARTICLE XXIV - SURRENDER OF PREMISES.....................  54

ARTICLE XXV - ESTOPPEL CERTIFICATES......................  54

ARTICLE XXVI - ADDITIONAL PROVISIONS.....................  55

 Paragraph 26.1 Broker...................................  55
 Paragraph 26.2 Bind and Inure...........................  55
 Paragraph 26.3 Provisions Separable.....................  55

                                     (iii)

                                     INDEX
                                     -----
                                    (cont.)

 Paragraph 26.4 Entire Agreement.........................  56
 Paragraph 26.5 Governing Law............................  56
 Paragraph 26.6 No Waiver................................  56
 Paragraph 26.7 Rights Separate..........................  56
 Paragraph 26.8 Singular and Plural......................  57
 Paragraph 26.9 Headings.................................  57
 Paragraph 26.10 Parking.................................  57
 Paragraph 26.11 Non-Recourse............................  57
 Paragraph 26.12 Force Majeure...........................  58
 Paragraph 26.13 Confidentiality.........................  58
 Paragraph 26.14 Security Deposit........................  58

                                      (iv)

                                   ARTICLE I
                                 TERMS DEFINED
                                 -------------


1.1  SUBJECTS REFERRED TO.
     --------------------

     Each reference in this Lease to any of the following terms shall mean:

Landlord:                    Michelson Farm - Westford Technology Park VI
                             Limited Partnership

Managing Agent:              The Gutierrez Company

Landlord's and Managing      Michelson Farm - Westford Technology Park VI
Agent's Address:             Limited Partnership
                             c/o The Gutierrez Company
                             One Wall Street
                             Burlington, Massachusetts  01803

Landlord's Representative:   John A. Cataldo

Tenant:                      Davox Corporation

Tenant's Address:            6 Technology Park Drive
(for Notice and Billing)     Westford, Massachusetts 01886

Tenant's Representative:     John J. Connolly

Building:                    Building Six in the Michelson Farm-Westford
                             Technology Park, Westford, Massachusetts, containing 62,000 gross square feet on the lot
                             (the "Lot") shown on Exhibit "A" - "as is."

Term Commencement Date:      October 1, 1997

Term Expiration Date:        September 30, 2000

Fixed Rent:                  $480,500/year          $40,041.67/month

Special Provisions:          Option to Extend - Article III

Estimated Annual Tenant's
Proportional Share of        $45,880.00/year
Common Area Maintenance      $3,823.33/month
(year ending 12/31/97):

                                      (1)

Permitted Uses:              General office; light manufacturing and assembly;
                             laboratory; research and development and for any other ancillary uses.

Premises:                    The Building and the areas which are the subject of
                             all appurtenant rights and easements set forth or referred to in Section 2.1 below.

Security Deposit:            $40,041.67

Guarantor:                   None
                             ----


1.2  EXHIBITS
     --------

     The Exhibits listed below in this Section are incorporated in this Lease by reference and are to be construed as part of this Lease:

     EXHIBIT A  Plan showing the Lot, Building and the Office Park and Plan of
                Common Easements of the Office Park

     EXHIBIT B  Rules and Regulations

     EXHIBIT C  Office Park Covenants

     EXHIBIT D  Deed

     EXHIBIT E  List of Liens, Restrictions and Encumbrances

                                  ARTICLE II
                            DESCRIPTION OF PREMISES
                            -----------------------

     2.1  Demise of Premises.  In consideration of the rents and covenants
          ------------------
herein stipulated to be paid and performed and upon the terms and conditions hereinafter specified, Landlord hereby demises and lets to Tenant, and Tenant hereby leases from Landlord, for the respective terms hereinafter described, the Premises as described in Article I hereof, which Premises include the appurtenances described below.

                                      (2)

     Tenant shall have, as appurtenant to the Building, the right to use in common with others entitled thereto, subject to reasonable rules and regulations of general applicability to tenants and owners of other lots in Michelson Farm-Westford Technology Park (the "Office Park") from time to time made by Landlord of which Tenant is given notice: all common areas (the "Common Areas") shown on the Plan of Common Easements of the Office Park attached as part of Exhibit "A", including, without limitation, all rights to access, use of all service areas, use of all utility fines including those for gas, electricity, water and sewage disposal, use of all facilities for drainage of surface water runoff, including storm drainage systems and detention areas, use of all grades, driveways, sidewalks and footways, lighting systems and traffic flow patterns and, if any, all parking areas designated as common or visitors parking areas for use of the entire Office Park, including, without limitation, all rights appurtenant to the Lot and the Building created in the deed to Landlord attached hereto as Exhibit D. The Lot is the only lot that the Building and parking lot are located on.

     In addition, the Tenant shall have, as appurtenant to the Building, the right and easement with respect to the Lot (i) to exclusively use all improvements thereon including, without limitation, all parking areas, loading areas, service areas and the like, (ii) to use all means of access to and from the Building to the Common Areas, including, without limitation, all sidewalks, and end of the driveways, grades, roads and the like (iii) to use all utility lines, electricity, water, sewage treatment plant, and (iv) to use all facilities for drainage of surface water runoff, all of the foregoing rights being subject to reasonable rules and regulations of general applicability to Tenant and other tenants and owners of lots in the Office Park from time to time made by Landlord of which Tenant is given notice.

                                      (3)

     Landlord reserves the right from time to time, without unreasonable interference with Tenant's use (a) to install, repair, replace, use, maintain and relocate for service to the Premises and to other parts of the Building or either, building service fixtures and equipment wherever located in the Building with the approval of Tenant, which shall not be unreasonably withheld or delayed, and (b) to alter or relocate any other common facility on the Lot or in the Office Park, provided that substitutions are substantially equivalent or better, and Landlord shall provide Tenant with reasonable advance notice of any such alterations.

                                  ARTICLE III
                                     TERM
                                     ----

     3.1  Original Term.  The term (together with Extended Term as hereinafter
          -------------
defined, if applicable, the "Term"), of this Lease shall commence on the Term Commencement Date and shall expire on the Term Expiration Date, as such date may be extended pursuant to Section 3.2, except as hereinafter provided otherwise.

     3.2.  Extension Term.  The Tenant has the option to extend this Lease for
           --------------
a term of three (3) years ("Extended Term") provided the Tenant shall give to the Landlord written notice of the exercise of this option no later than the 30th day of September, 1999, and such Extended Term shall be upon the same terms, covenants and conditions hereof, except that the fixed rent for the Extended Term shall be the then Market Rent (as hereinafter defined in Section 4.3). Landlord shall, within twenty (20) days of receipt of notice of Tenant's election to extend the Term of this Lease, provide Tenant with notice of Market Rent in accordance with the provisions of Article IV. Landlord and Tenant shall in accordance with the provisions of Section 4.3 hereof, establish the Market Rent for the Extended Term.

                                      (4)

                                   ARTICLE IV
                                      RENT
                                      ----

     4.1  Fixed Rent.  The Fixed Rent for the Premises during the Term shall
          ----------
be as set forth in Article I of this Lease and shall be payable on the first day of each month during the Term hereof in equal monthly installments also as set forth in said Article except that the rent for any portion of a calendar month during the Term hereof shall be apportioned based upon the actual number of days in such month. Fixed Rent and additional rent payments shall be made at the Landlord's or Managing Agent's address set forth in Article I of this Lease or at such other address as Landlord may from time to time designate in writing. All other payments required by this Lease to be made by Tenant during the Term thereof as additional rent shall be paid as elsewhere in this Lease set forth. The term "Annual Rent" shall mean Fixed Rent plus additional rent payable under the Lease. All rent payable by Tenant pursuant to this Lease shall be paid without setoff, adjustment, deduction or abatement except as otherwise set forth in Article XIII hereof.

     4.2  Payments.  All payments of Annual Rent shall be made to Managing
          --------
Agent, or to such other person as Landlord may from time to time designate in writing. If any installment of Annual Rent is paid more than seven (7) business days after written notice from Landlord that such rent has not been paid, it shall bear interest at a rate equal to the prime commercial rate from time to time established by Fleet Bank, or such other major national bank if Fleet Bank is not in existence, as Landlord elects, plus 2% per annum from such due date, which interest shall be immediately due and payable as further additional rent.

     4.3  Market Rent.  The market rent for the Premises shall be determined
          -----------
as follows:

                                      (5)

     (a) The Market Rent shall be proposed by Landlord within twenty (20) days of receipt of Tenant's notice that it intends to exercise its option to extend the term (the "Landlord's Proposed Market Rent"). The Landlord's Proposed Market Rent shall be the Market Rent unless Tenant notifies Landlord, within thirty (30) days of Tenant's receipt of Landlord's Proposed Market Rent, that Landlord's Proposed Market Rent is not satisfactory to Tenant ("Tenant's Rejection Notice).
     (b) If the Market Rent is not otherwise agreed upon by Landlord and Tenant within fifteen (15) days after Landlord's receipt of Tenant's Rejection Notice, then Tenant shall be deemed to have withdrawn its exercise of the option unless Tenant shall have given notice to Landlord within ten (10) days after said fifteen (15) day period that Tenant desires to determine the Market Rent by the following appraisal procedure, which notice shall specify the name and address of the appraiser designated by Tenant (the "Tenant's Appraisal Notice"):

     1. Landlord shall within five (5) days after receipt of Tenant's Appraisal Notice, notify Tenant of the name and address of the appraiser designated by Landlord. Such two appraisers shall, within twenty (20) days after the designation of the second appraiser, make their determinations of the Market Rent in writing and give notice thereof to each other and to Landlord and Tenant. Such two (2) appraisers shall have twenty (20) days after the receipt of notice of each other's determination to confer with each other and to attempt to reach agreement as to the determination of the Market Rent. If such appraisers shall concur in such determination, they shall give notice thereof to Landlord and Tenant and such concurrence shall be final and binding upon Landlord and Tenant. If such

                                      (6)
          appraisers shall fall to concur as to such determination within said twenty (20) day period, they shall give immediate notice thereof to Landlord and Tenant and shall immediately designate a third appraiser. If the two appraisers shall fail to agree upon the designation of such third appraiser within five (5) days after said twenty (20) day period, then they or either of them shall give notice of such failure to agree to Landlord and Tenant and if Landlord and Tenant fail to agree upon the selection of such third appraiser within five (5) days after the appraiser(s) appointed by the parties give notice as aforesaid, then either party on behalf of both may apply to the American Arbitration Association or any successor thereto, or on his or her failure, refusal or inability to act, to a court of competent jurisdiction, for the designation of such third appraiser.
     2. All appraisers shall be real estate appraisers or consultants who shall have had at least seven (7) years continuous experience in the business of appraising or leasing real estate in the suburban Boston area.
     3. The third appraiser shall conduct such hearings and investigations as he or she may deem appropriate and shall, within ten (10) days after the date of his or her designation, make an independent determination of the Market Rent.
     4. If none of the determinations of the appraisers varies from the mean of the determinations of the other appraisers by more than ten (10%) percent, the mean of the determinations of the three (3) appraisers shall be the Market Rent for the Premises. If on the other hand, the determination of any single appraiser varies from the mean of the determinations of the other two (2) appraisers by more than

                                      (7)
          ten (10%) percent, the mean of the determination of the two (2) appraisers whose determinations are closest shall be the Market Rent.
     5. The determination of the appraisers, as provided above, shall be conclusive upon the parties and shall have the same force and effect as a judgment made in a court of competent jurisdiction.
     6. Each party shall pay fees, costs and expenses of the appraiser selected by it and its own counsel fees and one-half ( 1/2) of all other expenses and fees of any such third appraisal.
     Notwithstanding the foregoing Section 4.3, Annual Rent for the Extended Term shall not be less than the Annual Rent for the original term.

                                   ARTICLE V
                        OPERATING AND MAINTENANCE COSTS
                        -------------------------------
                             AND REAL ESTATE TAXES
                             ---------------------

     5.1  Common Area Maintenance.  Tenant shall pay to Landlord as additional
          -----------------------
rent an additional payment on the first day of each month occurring during the Term hereof one-twelfth (1/12) of the amount of Estimated Annual Tenant's Proportional Share of Common Area Maintenance which amount is set forth in
Section 1.1 ("Tenant's CAM Fund"). Such fund is intended to reimburse Landlord with Tenant's allocable share of certain costs related to the Premises, the Lot, and the common areas of the Office Park as hereinafter set forth. The Common Area Maintenance Costs included within Tenant's CAM Fund with respect to the Building, Lot and the exterior areas of the Premises and the Common Areas shall be categorized in one of the following categories and prorated in accordance with the prorations set forth within each category.

                                      (8)

     1. Building Related Expenses, which shall be allocated 100% to Tenant, shall include maintenance of water tight integrity of the roof, walls, windows and skylights of the Building (excluding replacement of the roof and precast concrete exterior walls); the annual charge (i.e. Landlord's cost of Capital Items divided by the useful life in years of such Capital Items) for any capital items purchased by Landlord in accordance with and subject to the provisions of Section 6.1; maintenance and repair of septic (if applicable), sewer (if applicable), utility, fire main and fire hydrant facilities exclusively serving the Building; maintenance of Building entrance sign; maintenance, repair and striping of Tenant's parking and loading area; including snow removal and sanding of driveways and parking lots used exclusively by Tenant; fertilization, mowing, and watering of lawns and landscaping and care of shrubbery and general grounds upkeep exclusively serving the Building; changing of street-lamp lights, walk-way fights, and parking fights in areas used exclusively by Tenant, and keeping same in proper working condition, and any other services, repairs, or subject to Section 6.1 maintenance performed solely for the benefit of the Building, and insurance premiums procured by Landlord on Tenant's behalf as specified in Article XV;

     2. Traffic Related Expenses, which shall be allocated on the basis of the ratio of the number of parking spaces within the Lot to the aggregate total number of parking spaces within the Office Park, shall include snow removal and sanding of drives and parking lots, maintenance and repair of the Office Park entrance signs, maintenance and repair of Office Park fighting, traffic signals, and traffic control

                                      (9)
          personnel required for the Office Park, maintenance and repair of Office Park walks, and Office Park non-exclusive parking and any other traffic or common Office Park roadway or walkway related expenses;

     3. Landscaping/Drainage/Other General Office Park Related Expenses, which shall be allocated on the basis of the ratio of the square footage of the Building to the aggregate square footage of all completed buildings including the Building in the Office Park, as such buildings are completed from time to time, shall consist of the maintenance and repair of sewer, utilities, and drainage facilities, maintenance and repair of detention and fire main and fire hydrant facilities which service the Office Park and are not exclusive to any single building within the Office Park; fertilization, mowing, and watering of lawns and landscaping, care of shrubbery, snow removal and sanding of common driveways, and general grounds upkeep of access drives, entrance areas and other such portions of the Office Park the landscaping of which actually and substantially benefits the Premises; and liability insurance costs, other than insurance required to be maintained by Tenant on the Lot, for the Common Areas of the Office Park;

     4. Sewer Treatment Plant Expenses, including real estate taxes associated with sewer treatment plant land and buildings, shall consist of the expenses of operating, maintaining and repairing the sewage treatment plant, which expenses shall be allocated on the basis of the ratio of the square footage of the Building to the aggregate square footage of all completed buildings including the Building on all lots in the Park, as such buildings are completed and connected for service from

                                      (10)
          time to time to the sewer treatment plant. An "annual charge" for capital replacements or improvements to the plant (computed as set forth above for payments for capital items purchased by Landlord in accordance with Section 6.1) are to be allocated on the ratio of the Building square footage to the aggregate square footage of all completed buildings in the Office Park.
          Notwithstanding anything to the contrary in this Lease contained, Tenant shall not be required to pay any Common Area Maintenance Costs or to contribute to Tenant's CAM Fund for:

     1. Repairs which are the responsibility of the Landlord, including structural repairs (including repairs to the precast concrete panels of the Building and replacement of the roof), as well as repairs or other work occasioned by fire or other casualty or by the exercise of eminent domain, or its obligations to have the Premises in compliance with the laws or compliance necessitated prior to the Term Commencement Date as set forth in Section 10.2 of this Lease;

     2. Leasing commissions, attorneys fees, costs and disbursements and other expenses incurred in connection with negotiations or disputes with other tenants, occupants or prospective tenants or occupants of the Office Park;

     3. Interest, principal, ground rent, or other payments under any mortgage, ground lease or other financing of the Lot or the Office Park;

     4.   Any advertising or promotional expenditures;

     5. Services or work provided for other tenants and occupants of the Office Park and not substantially benefiting Tenant on a commensurate basis and any expense for

                                      (11)
          which Landlord is entitled to be reimbursed directly by any such other tenant or tenants;

     6. Overhead or profit increment paid to subsidiaries or affiliates of Landlord for services on or to the Premises to the extent that the costs of such services exceed competitive costs of such services were they not so rendered by a subsidiary or affiliate;

     7. Salaries, wages, benefits or other expenses of administrative employees or other persons not involved in the daily operations of the Office Park;

     8. Leasehold improvements made in connection with the preparation of any portion of a building in the Office Park for occupancy by a new or existing tenant;

     9. Any expansion of the rentable area of the Building if not leased to Tenant;

     10. Landlord's general overhead not related directly to the management or operations of the Building or the Office Park;

     11.  Depreciation of the Building or any other improvement in the Office
          Park,

     12. Landlord's breach or violation of a lease, including fines, penalties and attorneys fees;

     13. Compensation paid to employees or other persons in connection with commercial concessions operated by Landlord in the Office Park.

     14. Any item with respect to which Landlord is entitled to receive reimbursement from insurance proceeds or from a third party.

     15. Any Capital Item for which Landlord is solely responsible for in accordance with Section 6.1 of this Lease; or amortization of any Capital Items above $15,000.00

                                      (12)

          (as set forth in Section 6.1 of this Lease), except to the extent Tenant is obligated to pay an annual charge equal to the cost of such Capital Item as set forth in Sections 5 and 6.1 and Tenant shall pay for the cost of any Capital Item costing less than $15,000.00 as set forth in Section 5 and 6.1;

     16.  Repairs necessary to correct water leak at column line H-6;

     17. Compliance by Landlord with laws existing as of the date of this Lease (excluding Americans with Disabilities Act regulations, which shall be Tenant's sole responsibility and cost) as outlined in Section 10.2 of this Lease;

     18. Environmental testing, remediation and compliance, unless caused by Tenant, its agents or contractors as outlined in Section 16.3 of this Lease.

     Tenant shall be solely responsible for paying all utilities including, but not limited to electricity, water and/or gas consumed in the Building or on the Lot provided use of same is for the benefit of Tenant, and the electrical and gas bills shall be placed in the Tenant's name and billed directly by the utility to Tenant, Landlord reserving the right to pay such bills if unpaid by Tenant and after 15 days notice by Landlord (except in the case of an emergency), and to recover such payment from Tenant with any interest and/or penalties chargeable thereon as additional rent.

     Tenant recognizes that Landlord may retain the services of such independent contractors or affiliates as may be necessary for Landlord to fulfill its obligations hereunder. Landlord shall provide to Tenant within four months of the end of each calendar year an annual accounting, in writing, of actual Common Area Maintenance Costs and Landlord shall maintain complete books and records sufficient to verify these charges and Tenant, its accountants and agents shall have

                                      (13)
access to same and right to copy at reasonable times with prior written notice; if Tenant's CAM Fund was not fully spent toward Common Area Maintenance Costs, Landlord shall within fifteen (15) business days after Landlord provides Tenant such accounting or as applicable after Tenant has provided Landlord with notice of additional rebate amounts due pursuant to Tenant audit of such accounting, rebate to Tenant all unspent funds, and if Tenant's CAM Fund was insufficient to pay such Common Area Maintenance Costs, Tenant shall pay its proportional share of any deficiency to the Landlord within fifteen (15) business days of billing by Landlord after the end of each year of the term. Based on reasonable estimates of increases in Common Area Maintenance Costs covered by this Section, Landlord reserves the right to adjust Tenant's CAM Fund annually at the time of such accounting effective on the first day of each calendar year during the Term hereof upon thirty (30) days' prior written notice to Tenant and upon providing Tenant with documentation supporting such estimates. Any such change shall be effective retroactively to the first day of the calendar year during which the adjustment is made. Notwithstanding anything contained herein, Landlord reserves the right to separately invoice Tenant for Tenant's proportionate share of any actual expense for items reasonably beyond Landlord's control contained in the Tenant's CAM Fund which exceeds the amount for such item in Landlord's estimate of Tenant's CAM Fund by greater than five percent (5%). Any such change shall be effective retroactively to the first day of the calendar year during which the adjustment is made. None of such Common Area Maintenance Costs shall exceed amounts which are charged for such expenses in the Westford, Massachusetts area for property of the same general type and size as in the Office Park. Tenant shall have the right to verify such Common Area Maintenance Costs at Landlord's office at reasonable times with prior written notice.

                                      (14)

     5.2  Tax Expense.  Tenant shall pay directly to Landlord within 15 days
          -----------
of receipt by Tenant of invoice from Landlord (including a copy of tax bill), real estate taxes assessed during the Term hereof (on a pro rata basis at the beginning or end of the Term) attributable to the Tenant's Lot and the Building and any assessment, levy, imposition or tax (including any tax which may replace or be assessed in lieu of any of the foregoing), imposed by any authority and agency having the direct power to tax against the Tenant's Lot and the Building (the "Tax Expense"). Landlord will pay the real estate taxes directly to the relevant taxing authority. Any real estate taxes assessed during each of the first and last calendar years of the Term of this Lease shall be pro rated based on the actual number of days in which the Lease Term is in effect during such year bears to the actual number of days in such calendar year. The term "real estate taxes" means the real estate taxes, betterment assessments, water, rates or charges, and such other governmental charges and impositions which are or may be charged, levied, assessed, imposed or become due and payable with respect to the Lot, Building, and other improvements comprising the Premises. Landlord agrees that Tax Expense shall include annually only Tenant's annual share of the cost of any betterment, based on the useful life of such betterment. All such payments shall be made to Landlord within 15 days of receipt by Tenant of invoice from Landlord (including copy of the tax bill). Tenant shall furnish to Landlord copies of such bills and receipts evidencing payment for Landlord's records. Notwithstanding the foregoing, Tenant shall have no responsibility for late payment penalty or interest if Tenant's payment was timely as above provided.

     Tenant shall also pay all personal property taxes for Tenant's personal property on the Premises or used in connection therewith. To the extent permitted by law, Tenant shall pay, when

                                      (15)
due, taxes levied or assessed against Landlord by reason of this Lease on the rental or any other payment required to be made hereunder whether said taxes are assessed solely on the rental payment hereunder or jointly with other rentals collected pursuant to any law or ordinance now existing or hereafter enacted (other than taxes levied on the net income of Landlord derived therefrom as part of a state or federal income tax law applicable to Landlord's income, and any income, franchise, gross receipts, corporation, capital levy, excess profits, revenue, rent, inheritance, devolution, gift, estate, payroll or stamp tax by whatsoever authority imposed or howsoever designated or any tax upon the sale, transfer and/or assignment of Landlord's title or estate which at an fine may be assessed against or become a lien upon all or any part of the Premises or this leasehold).

     5.3  Tax Abatement.  Tenant shall have the right to contest in good faith
          -------------
by appropriate proceedings diligently pursued the imposition or amount of any real estate taxes assessed against the Lot or the Building or such personal property taxes payable by it hereunder, including the right on behalf of, and in the name of the Landlord, to seek abatements thereto. The Landlord shall reasonably cooperate with Tenant, at Tenant's sole expense, in any such contest or abatement proceedings. In the event that Tenant determines not to contest such taxes and Landlord desires to file such contest, Landlord shall give written notice of that fact to Tenant and shall have the sole right as to such tax bill to contest in good faith by appropriate proceedings diligently pursued the imposition or amount of any real estate taxes against the Lot or the Building or such other taxes payable by Tenant hereunder, including the right to seek abatements thereto. In such event, the Tenant shall reasonably cooperate with Landlord, at Landlord's sole expense, in any such contest or abatement proceedings. Any tax abatement or rebate received shall be allocated to the parties in the same proportion as payment.

                                      (16)

     If Landlord shall receive on behalf of the Lot or the Building a rebate or abatement on any tax paid by Tenant, then after deducting therefrom any costs reasonably incurred by Landlord in obtaining such rebate or abatement, all of such net rebate or abatement relating to the Lot or the Building or to personal property taxes assessed against the Tenant's personal property shall be returned to Tenant to the extent that such rebate or abatement relates to payment made by the Tenant and not reimbursed by Landlord. If Tenant shall receive on behalf of the Lot or the Building a rebate or abatement on any tax paid by Tenant, then after deducting therefrom any costs reasonably incurred by Tenant in obtaining such rebate or abatement, all of such net rebate or abatement related to the Lot, the Building or to personal property taxes assessed against the Tenant's property shall be retained by Tenant, as its sole property, to the extent such rebate or abatement relates to a payment made by Tenant and not reimbursed by Landlord. The remaining portion of such net rebate or abatement shall promptly be returned to Landlord.

                                   ARTICLE VI
                             LANDLORD'S COVENANTS'
                             --------------------

     6.1  Landlord's Covenants during the Term - Landlord shall be
          ------------------------------------
responsible during the Term, at Landlord's expense and not as a cost allocable to Tenant under Article 5.1, for the structural integrity of the Building (including the foundation, precast concrete panels roof structure, but excluding the water tight integrity of the roof) and damage and destruction due to casualty or eminent domain (except as set forth in Article XIII or resulting from Tenant's negligence or misuse. Landlord shall perform, at its sole expense, necessary repairs to maintain the structural integrity of the Building (except that such repairs shall not be required in the case of settling or sagging of the above items within standard engineering tolerance provided that the settling and sagging does not affect the surface or structural integrity of the Building or render the

                                      (17)

Building unsafe or unfit for the Permitted Uses, or for damage or deterioration resulting from overloading by Tenant breaching the loading provisions of this Lease, or from misuse or negligence of Tenant). Landlord shall also be responsible for (i) all exterior maintenance and repair of the Building, (ii) for such repairs as are required by Article XIII hereof and (iii) for replacement of all capital items in the Building which need replacement during the Term so long as such replacement was not caused by negligence or excessive use of such capital items by Tenant. Landlord shall charge Tenant in accordance with the provisions of Article V for all costs of exterior maintenance, repairs and capital, replacements, except for Landlord's structural obligations set forth in this Section 6.1 and except that individual capital replacement items costing more than $15,000.00 shall be charged as outlined herein (except for Landlord's structural obligations set forth in this Section 6.1). Notwithstanding the foregoing, it is expressly understood and agreed to by both parties that any individual capital replacement item costing less than $15,000.00 shall be paid for by Tenant. All other repairs and maintenance, except as specifically otherwise provided herein, shall be the responsibility of the Tenant. A capital item for the Building and Lot is considered to be a replacement item to the Building or Lot that has a useful life of more than one year and the cost of such capital item is $15,000.00 or more per item to replace. Such items include replacement of the heating, ventilating and air conditioning rooftop units, replacement of the roof, replacement of the parking lot. If a capital item as outlined above (exclusive of the energy management system, security cameras and other items that are Tenant's sole responsibility) needs to be replaced in Landlord's discretion and such replacement is not necessitated because of Tenant's negligence, failure to adequately maintain such item, or excessive use, and the cost to replace the item is $15,000.00 or more, then the Landlord will

                                      (18)
replace the item and amortize such cost over the useful life of the item and Tenant shall pay its share of the amortization of the capital item during the Lease Term. Landlord agrees that it will not replace a capital item unless such capital item is not operable, broken, and/or in need of repair in Landlord's reasonable discretion.

     In the event that Tenant gives notice to Landlord of a condition which Tenant believes requires Landlord's repairs or a condition which if left uncorrected, will necessitate Landlord's repair, then, in accordance with the terms of this Section 6.1, Landlord shall respond promptly to investigate such condition, and, if such repairs are Landlord's obligation hereunder, Landlord shall commence promptly to repair same and to diligently complete said repair. Tenant agrees during the Term to provide Landlord notice as soon as reasonably possible of any condition known to Tenant which might require, or if left uncorrected will necessitate, Landlord's repair pursuant to this Section 6.1. Tenant shall have the right to require, at reasonable times and with reasonable notice, a representative of Landlord to inspect the Building for repairs which may be the responsibility of Landlord.

     6.2  Interruptions   - Landlord shall not be liable to Tenant for any
          -------------
compensation or reduction of rent by reason of inconvenience or annoyance or for loss of business arising from power losses or shortages to the Building or from the necessity of Landlord's entering the Premises, subject to Section 12.3, for any of the purposes in this Lease authorized, or for repairing the Premises or any portion of the Building or improvements or the Lot or Office Park. In case Landlord is prevented or delayed from making any repairs, alterations or improvements, or furnishing any service or performing any other covenant or duty to be performed on Landlord's part, by reason of any cause beyond Landlord's reasonable control, Landlord shall not be liable to Tenant therefor, nor, except as expressly otherwise provided in Article XIII hereof, shall Tenant

                                      (19)
be entitled to any abatement or reduction of rent by reason thereof, nor shall the same give rise to a claim in Tenant's favor that such failure constitutes actual or constructive, total or partial, eviction from the Premises. Landlord agrees to provide Tenant with reasonable advance notice prior to entering the Premises except in the case of emergency.

     Notwithstanding the foregoing, Landlord agrees to use reasonable efforts to resolve any such condition which has resulted in an inconvenience or annoyance or loss of business to Tenant and shall exercise such rights of entry in a manner and at such times, absent an emergency, as to avoid unreasonable interference with Tenant's use and occupancy of the Premises. In the event of any loss of power or interruption with Tenant's business operation due solely to the gross negligence or willful misconduct of Landlord or its agents, employees or contractors, Tenant shall be entitled to an abatement of all Fixed Rent and additional rent for the duration of such interruption.

     Landlord reserves the right to stop any service or utility system when necessary by reason of accident or emergency or until necessary repairs have been completed. Except in case of emergency repairs, Landlord will give Tenant reasonable advance notice of any contemplated stoppage and will use reasonable efforts to avoid unnecessary inconvenience to Tenant by reason thereof and to restore such service or utility system as soon as reasonably possible.

                                  ARTICLE VII
                             LANDLORD'S WARRANTIES
                             ---------------------

     Landlord warrants and represents and covenants and agrees as follows:

     (a) Title to the Premises is vested in the Landlord;

     (b) Landlord has the power and authority to enter into this Lease and perform the obligations of Landlord hereunder. This Lease and all other documents executed and delivered by

                                      (20)

Landlord constitute legal, valid, binding and enforceable obligations of Landlord, and there are no claims or defenses, personal or otherwise, or offsets whatsoever to the enforceability or validity of the lease;

     (c) Landlord represents that on the date of execution of this Lease there are no other liens, restrictions or encumbrances placed on the Building or Lot other than those shown on Exhibit E. Landlord further represents that none of the liens, restrictions or encumbrances listed on Exhibit E shall materially adversely effect Tenant's use and occupancy of the Premises for the Permitted Uses;

     (d) That the Building and Lot comply with applicable zoning ordinances as of the Term Commencement Date;

     (e) Landlord has obtained all necessary or appurtenant easements for access and utilities in order for Tenant to occupy and operate the Premises for the Permitted Uses;

     (f) Landlord is, to the best of its knowledge, not aware of the generation, storage or disposal of any hazardous waste or hazardous substance in the Office Park by any other party in excess of levels permitted under applicable law. For purposes of this paragraph "hazardous waste" and "hazardous substance" shall mean any material which may be "hazardous materials" or "hazardous substances" as defined in any federal, state or local ordinance, law or regulation.

                                  ARTICLE VIII
                                USE OF PREMISES
                                ---------------

     Tenant may use the Premises for the Permitted Uses specified in Section 1.1 of this Lease.

                                      (21)

                                   ARTICLE IX
                           CONDITION OF THE PREMISES
                           -------------------------

     9.1 The Premises shall be leased in "as is" condition and specifically and expressly without any warranties, representations or guarantees, either express or implied, on behalf of Landlord to Tenant, except as otherwise expressly set forth herein.

                                   ARTICLE X
                              COMPLIANCE WITH LAW
                              -------------------

     10.1  Tenant Compliance - Tenant shall comply, at Tenant's sole expense,
           -----------------
with all applicable laws, ordinances, regulations and orders of any governmental authority (collectively "The Laws") if such compliance is necessitated by reason of Tenant's actual use of the Premises, which such use shall in any event be in conformity with the Permitted Uses as specified in Section 1.1 of this Lease.

     10.2  Landlord's Compliance - Landlord warrants and represents that the
           ---------------------
Premises shall comply with all applicable federal, state and local laws, ordinances, regulations and orders existing as of the Term Commencement Date and Landlord shall maintain the Premises in compliance with such laws as from time to time may be amended, throughout the Term of this Lease unless such compliance is necessitated by reason of Tenant's particular use of the Premises. Notwithstanding the foregoing, (a) any compliance that may be necessitated prior to or after the Term Commencement Date, which involves the Americans with Disabilities Act and the regulations and standards thereunder, shall be Tenant's sole responsibility and cost, and (b) any expense incurred by Landlord associated with Landlord's compliance as outlined above for any compliance necessitated after the Term Commencement Date shall be reimbursed to Landlord by Tenant in accordance with Section 5.1 of this Lease, The Common Area Maintenance Costs. Tenant shall

                                      (22)
not be obligated to pay for any fines associated with compliance with code items which Landlord is responsible for providing and did not comply with.

     10.3   Notice - Tenant shall have the right upon giving notice to
            ------
Landlord to contest any obligation imposed upon Tenant pursuant to the provisions of this Article and provided the enforcement of such requirement or law is stayed during such contest and such contest will not subject the Landlord to penalty or jeopardize the title to the Premises or otherwise affect the Premises in any adverse way. Landlord and Tenant shall cooperate with the other in any such contest and shall execute any documents reasonably required in the furtherance of such purpose.

                                   ARTICLE XI
                    ALTERATIONS, ADDITIONS AND IMPROVEMENTS
                    ---------------------------------------

     11.1  Alterations - Tenant may, from time to time, at its own cost and
           -----------
expense and without the consent of Landlord, make non-structural non-roof alterations, additions or improvements to the interior of the Premises (collectively herein called "Alterations") whose cost in any one instance is Twenty-Five Thousand and 00/100 Dollars ($25,000.00) or less, provided Tenant first notifies Landlord in writing of any such Alterations. If Tenant desires to make any non-structural non-roof Alterations costing in excess of Twenty-Five Thousand and 00/100 Dollars ($25,000.00) in any one instance or any other alteration, Tenant must first obtain the consent of Landlord thereto, which consent shall not be unreasonably withheld or delayed. If Landlord reasonably concludes that the Alterations involve any construction, alterations or additions requiring unusual expense to readapt the Premises to a normal Permitted Use as defined in Section 1.1 on September 30, 2000, Landlord may require by notice to Tenant at time of approval that such readaptation will be made prior to such Expiration Date without expense to Landlord.

                                      (23)

     If Tenant desires to make any structural (excluding the precast concrete panels) or roof Alterations, Tenant must first obtain the consent of Landlord thereto, which consent shall not be unreasonably withheld or delayed. If Landlord consents to Alterations affecting such structural components or the roof, Landlord shall be relieved of further maintenance and repair responsibility for the structural components, as the case may be, and Tenant shall assume such responsibility, with respect to that portion of the structural components (in its entirety), if any, to which the consent relates, except that Landlord agrees upon request of Tenant to have such Alteration be performed by Landlord or a contractor hired by Landlord with Tenant's consent, at Tenant's expense, in which event Landlord shall not be relieved of any responsibility it may have to the item so altered.

     If Tenant desires to make any alterations to the precast panels, or to the exterior of the Building or Lot, Tenant must first obtain the prior written consent of Landlord thereto which may be withheld in Landlord's sole discretion.

     Any and all such Alterations may be done by any general contractor chosen by Tenant provided any such general contractor is reputable, bondable by reputable bonding companies, carries the kind of insurance and in the amounts set forth herein, and will work in harmony with Landlord's contractors and laborers in the Building. Notwithstanding the foregoing, no such bonding is required for non-structural, non-roof Alterations.

     At Landlord's option, upon the expiration of the Lease, Landlord may require Tenant to remove and readapt the alterations made to the vestibule at the front of the Building to its original condition at Tenant's expense. Such alteration was made during Tenant's occupancy when Tenant was subleasing the Premises from Digital Equipment Corporation under the Sublease

                                      (24)

Agreement between Digital Equipment Corporation and Davox Corporation dated October 25, 1993. Landlord and Tenant acknowledge that the vestibule and door that were installed at the rear of the Building can remain upon expiration of the Lease.

     11.2  Landlord Performance of Alterations - If Landlord's general
           -----------------------------------
contractor performs the work of making Alterations for Tenant, such work shall be performed at actual cost, plus a fee of 12.5% and shall be done in a good and workmanlike manner using materials equal to or better than those used in the construction of the Premises and shall comply with or cause compliance with all laws and with any direction given by any public officer pursuant to law.

     11.3  Tenant Performance of Alterations - Tenant in making any
           ---------------------------------
Alterations shall cause all work to be done in a good and workmanlike manner using materials equal to or better than those used in the construction of the Premises and shall comply with or cause compliance with all laws and with any direction given by any public officer pursuant to law. Tenant shall obtain or cause to be obtained and maintain in effect, as necessary, all building permits, licenses, temporary and permanent certificates of occupancy and other governmental approvals which may be required in connection with the making of the Alterations. Landlord shall cooperate with Tenant in the obtaining thereof and shall execute any documents reasonably required in furtherance of such purpose, provided any such cooperation shall be without expense and/or liability to Landlord.

     11.4  Removal of Alterations - At any time during the Term of this Lease,
           ----------------------
Tenant may, at its option (subject to Landlord's approval), remove any Alterations made so long as such removal does not render the Premises non-functional as an office and research and development facility as defined in Permitted Uses (Section 1.1). In the event of a removal of any Alterations by Tenant, Tenant shall, at its sole cost, repair any damage to the Premises caused by such removal.

                                      (25)

     11.5  General Provisions - At least annually if such Alterations have
           ------------------
occurred during the past calendar year, Tenant shall furnish to Landlord as-built sepias and, if applicable, operating manuals, of the work done by Tenant during such past year and copies of all permits issued in connection therewith. For all of Tenant's Alterations, whose cost in any one year is in excess of $25,000.00, all of Tenant's construction drawings must be prepared at Tenant's expense by an architect or engineer approved by the Landlord and Landlord's engineer. Landlord and Tenant shall initial the construction drawings after the same have been submitted by Tenant to Landlord and approved by Landlord. All of Tenant's alterations whose cost in any instance is in excess of $25,000.00, shall be constructed by a reputable general contractor, and Landlord may require that the electrical, heating ventilation and air conditioning, and sprinkler subcontractors be approved by Landlord, such approval not to be unreasonably withheld or delayed.

     Tenant shall have its contractor procure and maintain in effect during the term of such Alterations, the following insurance coverages with an insurance company or companies authorized to do business in the Commonwealth of Massachusetts.

     (a) Worker's Compensation and Occupational Disease Insurance in accordance with the laws of the Commonwealth of Massachusetts, along with a "All States" and "Voluntary Compensation" coverage endorsement.

     (b) Employer's Liability insurance with a limit of $100,000.00 per person per accident, $100,000.00 per person by disease, and $500,000.00 per policy by disease.

     (c) Comprehensive General Liability including Personal Injury and Property Damage in the amount of a combined single limit of $2,000,000.00 each occurrence. Coverage must include the following:

                                      (26)

          (1)  premises - operations;

          (2)  elevators and hoists;

          (3)  independent contractor;

          (4) contractual liability assumed under this contract.

     (d) Comprehensive Auto Liability including Personal Injury and Property Damage in the amount of a combined single limit of $500,000.00 each occurrence. Coverage must include the following:

          (1)  owned vehicles;

          (2)  leased vehicles;

          (3)  hired vehicles;

          (4)  non-owned vehicles.

     (e) Owner and Contractor Protective Liability including Personal Injury and Property Damage in the amount of a combined single limit of $1,000,000.00 each occurrence.
                                  ARTICLE XII
                              TENANT'S COVENANTS
                              ------------------

     12.1  Maintenance and Repair   - Except as provided in Sections 6.1 with
           ----------------------
respect to maintenance, repair and other such obligations of Landlord and 13.1 with respect to repair and restoration obligations of Landlord arising out of a fire or other casualty and except as to reasonable wear and tear, Tenant shall: keep the Premises and all fixtures thereon and therein in good repair, operating condition and working order; make all structural repairs necessitated by Tenant's misuse or negligence; make and perform or cause to be made or performed all interior maintenance, repairs, and replacements necessary to the foregoing including, without limitation, by their inclusion, interior repainting, replacement of glass damaged or broken and of floor and

                                      (27)
wall coverings worn or damaged, keeping of all roof drains clear of blockage by snow and other obstructions or debris, and shall keep all plumbing, fighting, elevator, heating, ventilating air conditioning and other utility. and mechanical systems in the Premises properly maintained and operating in good operating condition; and properly maintain the plumbing, lighting, elevator, heating, ventilating, air conditioning and other utility and mechanical systems in accordance with manufacturers warranty and product standards with fully licensed contractors and under contracts, each reasonably acceptable to Landlord, qualified to perform the service. Landlord and its agents reserve the right to inspect the systems to insure proper maintenance at all reasonable times and upon reasonable notice to Tenant. If Landlord, in Landlord's reasonable judgment, determines such systems have not been properly and adequately maintained, as herein required, then Landlord reserves the right, upon 15 days notice and Tenant's failure to cure, except in cases of emergency, to remedy such maintenance deficiency and apportion all reasonable costs of such inspections and maintenance to Tenant's Common Area Maintenance Costs for the year incurred specified in Article V. Landlord and Tenant acknowledge that certain repairs will be made to the Building prior to the Term Commencement Date, such repairs will be addressed by Landlord and Tenant prior to the Term Commencement Date and the repairs will put the Building in good repair, operating condition and working order.

     Tenant further covenants to (i) neither commit nor suffer waste and (ii) at the expiration or termination of this Lease peaceably to yield up the Premises in such order, repair and condition as Tenant is required to maintain hereunder, first removing all goods and effects of Tenant which Tenant is required to remove or which Tenant is permitted to remove and desires to remove and

                                      (28)

(iii) to repair all damage caused by such removal leaving the Premises clean and neat and in a tenantable condition.

     12.2  Signs.  Tenant shall not, without the prior written consent of
           -----
Landlord, which consent shall not be unreasonably withheld or delayed, and so long as the Tenant leases at least seventy-five percent (75%) of the Building,
(a) paint, place or replace, any signs on the Lot or the Premises or anywhere on the exterior of the Building, or (b) place any curtains, blinds (other than standard vertical blinds), shades, awnings, or flagpoles, or the like, in the Premises or anywhere on or in the Building visible from outside the Premises. Tenant shall pay the expenses involved in the erection of any sign and of obtaining permits therefor. Tenant warrants that it shall obtain all necessary permits and approvals in compliance with local codes and ordinances prior to erecting any such sign (s) and, at Landlord's request, Tenant shall remove said sign(s) upon the termination of this Lease.

Notwithstanding the foregoing, Landlord hereby consents to Tenant's sign on the Building and Lot existing as of the date of the execution of this Lease and any changes to the existing signs must be approved by Landlord.

     12.3  Entry and Inspection. - Tenant shall permit Landlord and Landlord's
           --------------------
agents and invitees at reasonable times and upon reasonable advance notice except in emergency in which case notice may be given by telephone or in person, during Tenant's regular business hours: to examine the Premises; and, if Landlord shall so elect, to exercise its rights and perform its obligations under this Lease; to show the Premises to prospective purchasers, prospective or actual mortgagees, and prospective or actual institutional investors; and, at any time within twelve (12) months preceding the expiration of the Term, to show the Premises to prospective tenants, and to affix to any suitable part of the exterior of the Building and/or the Premises, but not so as

                                      (29)
to interfere unreasonably with any of the signs or the windows of the Tenant, a notice to letting or selling the Premises, and to keep the same so affixed without hindrance. Landlord agrees, in exercising its right of entry granted under this Section 12.3, to comply with the reasonable security requirements of Tenant and shall exercise such right of entry in a manner and at such times as to minimize Landlord's interference with Tenant's use and occupancy of the Premises, except in cases of emergency.

     12.4  Miscellaneous.  Tenant agrees during the Term and so long as
           -------------
Tenant's occupancy continues:

     (a) Not to permit its employees and officers to use any parking spaces other than those described in Exhibit "A", and to make every reasonable effort to keep its invitees from using any spaces other than those on the Lot.

     (b) Not to injure or deface the Premises, or Lot; and not to permit in the Building any public auction, nuisance or the emission from the Premises of any objectionable noise or odor; nor any use thereof which is contrary to law or ordinances or liable to invalidate or materially increase the premiums for any insurance on the Building or its contents or liable to render necessary any alteration or addition to the Premises, unless Tenant is willing to pay for, at its sole cost and expense, and conduct such alteration or addition, including obtaining any and all necessary permits and approvals in connection with such construction thereof.

     12.5  Safety Appliances.  Tenant agrees to keep the interior of the
           -----------------
Building equipped with all safety appliances, required by law or ordinance or any other regulation of any public authority and to procure all licenses and permits so required because of the Permitted Uses and, if requested by Landlord, to do any work so required because of the Permitted Uses, it being

                                      (30)
understood that the foregoing provisions shall not be construed to broaden in any way Tenant's Permitted Uses.

     12.6  Loading - Tenant covenants and agrees not to place a load upon the
           -------
Premises exceeding 100 pound load per square foot of floor area above the first floor in the Building and 200 pounds live load per square foot of floor area for at grade slab.

     12.7  Labor or Materialmen's Liens - Tenant covenants and agrees not to
           ----------------------------
cause or permit any liens for labor or materials performed or furnished in connection therewith to attach to the Premises, or in the event of any such lien promptly after notice to discharge any such liens which may so attach or to bond the same. Tenant may contest the foregoing in good faith at Tenant's sole expense and by appropriate proceedings so long as the Landlord's interest in the Premises is not jeopardized.

          12.8  Rules and Regulations.  Tenant agrees to comply with the Rules
                ---------------------
and Regulations set forth in Exhibit "B" and all other reasonable Rules and Regulations of general applicability to Tenant and other tenants in the Office Park hereafter made by Landlord, on which Tenant has been given notice, for the care and use of the Premises, the Building, the Common Areas and their facilities and approaches as further described in the Office Park Covenants attached hereto as Exhibit "C".

          12.9  Tenant's Covenants - Tenant has the power and authority to
                ------------------
enter into this Lease and perform the obligations of Tenant hereunder. This Lease and all other documents executed and delivered by Tenant constitute legal, valid, binding and enforceable obligations of Tenant.

                                      (31)

                                  ARTICLE XIII
                           CASUALTY AND CONDEMNATION
                           -------------------------

          13.1  Casualty - In case during the Term all or any substantial part
                --------
of the Building (i.e. require greater than nine (9) months to rebuild) is damaged by fire or any other casualty ("Substantial Casualty"), then this Lease shall, except as hereinafter provided terminate at Landlord or Tenant's election, which may be made by notice given to the other party within thirty
(30) days after the casualty, which notice of termination shall specify the effective date of termination which shall not be more than sixty (60), days after the date of notice of such termination. In such event the Fixed Rent and additional rent shall be abated as of the date of such casualty. In the event of any fire or casualty to the Building, unless the Lease is so terminated, Landlord shall, as promptly as practicable, repair, replace and restore the Building into substantially the same condition as it was prior to the casualty for use and occupation to the extent of the proceeds of insurance, less adjuster's fees and other reasonable expenses of collection, but including the insurance deductible(s ). In the event of fire or other casualty which does not damage all or a substantial part of the-Building, the Fixed Rent and additional rent shall abate on an equitable basis from the date of such casualty until such area is restored to substantially the same condition as it was prior to the casualty. In addition, if such damage is not repaired and the Building restored to substantially the same condition as it was prior to such damage within nine months from the date of such damage, plus, a reasonable period of time (not exceeding 90 days after such fire or other casualty) to recover the insurance proceeds, Tenant, within five days from the expiration of such nine month period or from the expiration of any extension thereof pursuant to the terms hereof, may terminate this Lease by notice to Landlord, specifying a date not more than 10 days after the giving of such notice on which the term of this

                                      (32)

Lease shall terminate. The period within which the required repairs may be accomplished shall also be extended by the number of days lost as a result of unavoidable delays, which term shall be defined to include all delays referred to as Force Majeure in 26.12. Tenant shall, in any fire or other casualty which creates a Landlord repair obligation in accordance with the terms of this Article, pay to Landlord upon Landlord commencing construction of such repair the then applicable insurance deductible(s) up to a maximum of $10,000.00 per occurrence. Nothing herein shall be construed to limit Landlord's obligation to the Building for the full replacement cost as specified in Section 15.1 hereof.

          13.2  Additional Casualty Provisions
                ------------------------------

          (a) Landlord shall not be required to repair or replace any of Tenant's business machinery, equipment, cabinet work, furniture, personal property and no damages, compensation or claim shall be payable by Landlord for inconvenience, loss of business or annoyance arising from any repair or restoration of any portion of the Premises.

          (b) In the event of any termination. of this Lease pursuant to this
Article XIII, the Term of this Lease shall expire as of the effective termination date as fully and completely as if such date were the date herein originally scheduled as the Term Expiration Date. Tenant shall have access to the Premises at Tenant's sole risk for a period of thirty (30) days after the date of termination in order to remove Tenant's personal property except as prohibited by any applicable governmental agency or official.

          13.3  Condemnation/Eminent Domain - In the event that the whole or
                ---------------------------
substantially all of the Building shall be permanently taken or appropriated by eminent domain or shall be condemned for any public or quasi-public use, then (and in any such event) this Lease and the Term hereof shall automatically be terminated as of the date determined as hereinafter set forth.

                                      (33)

     In the event that more than a material part (greater than 35%) of the floor area of the Building, or any material part of the means of access thereto or parking ("material" in the case of parking shall mean the reduction of parking spaces to less than three (3) parking spaces per 1,000 square feet of Building), so as to substantially interfere with the use of the Building shall be so taken, appropriated or condemned for a period in excess of one year, then (and in any such event) this Lease and the term hereof may be terminated at the election of Tenant by a notice in writing of its election so to terminate which shall be given by Tenant to Landlord within sixty (60) days following the effective date of such taking, appropriation or condemnation. Landlord may suspend the effectiveness of such notice by giving its own notice to Tenant within five (5) days of receipt of Tenant's notice that Landlord shall either
(i) remove the impairment to Tenant's use of the Building by restoring the Building as soon as practicable to substantially the same condition and size in which it existed immediately prior to the taking, appropriation or condemnation within nine (9) months of such taking or (ii) provide substitute parking spaces equal to the number taken within reasonable proximity to the Premises within a reasonable time period, it being agreed that reasonable time includes weather related delays associated with winter and spring site work and paving.

     This Lease and the term hereof shall terminate upon the giving of any such notice by the Tenant at the Tenant's election, at such later date not later than the date on which Tenant shall be required to vacate any part of the Premises or shall be deprived of a substantial part of the means of access thereto as Tenant may specify by notice to Landlord. In the event of any such termination, this Lease and the term hereof shall expire as of the effective termination date as fully and completely as if such date were the date herein originally scheduled as the Term Expiration

                                      (34)

Date. If this Lease is not terminated as above set forth, Landlord shall, with reasonable diligence and up to the amount of the award, restore the remainder of the Premises, and the remainder of the means of access, as nearly as practicably may be to the same condition as obtained prior to such taking, appropriation or condemnation in which event (i) a just proportion of the Fixed Rent and additional rent, according to the nature and extent of the taking, appropriation or condemnation and the resulting permanent injury to the Premises and the means of access thereto and parking shall be permanently abated, and (ii) a just proportion of the remainder of the Fixed Rent and additional rent, according to the nature and extent of the taking, appropriation or condemnation and the resultant injury sustained by the Premises and the means of access thereto and parking shall be abated until what remains of the Premises and the means of access thereto and parking, shall have been restored as fully as may be for permanent use and occupation by Tenant hereunder.

          In the event of a taking of the Premises or any part thereof for temporary use for less than one year, (i) this Lease shall be and remain unaffected thereby and, (ii) Landlord shall pay Tenant any award made for such use, provided that if any taking is for a period extending beyond the Term of this Lease, such award shall be apportioned between Landlord and Tenant as of the Term Expiration Date.

          13.4  Reservation of Award - Except as hereafter set forth, Landlord
                --------------------
reserves to itself any and all rights to receive awards made for damages to the Premises, Building or Lot and the leasehold hereby created, or any one or more of them accruing by reason of exercise of eminent domain or by reason of anything lawfully done in pursuance of public or other authority, and Tenant hereby releases and assigns to Landlord all Tenant's rights to such awards, and covenants

                                      (35)
to deliver such further assignments and assurances thereof as Landlord may from time to time request.

     It is agreed and understood that Landlord does not reserve to itself, and Tenant does not assign to the Landlord any damages payable for (i) trade fixtures or other leasehold improvements installed by the Tenant, or any body claiming under Tenant, at its own expense, or (ii) relocation expenses recoverable by Tenant from such authority in a separate action. Landlord agrees that Tenant shall be consulted by Landlord during the process of establishing the amount of the condemnation award from the relevant authority and that Landlord will not settle any condemnation proceeding with the relative authority without the prior written consent of Tenant, which consent shall not be unreasonably withheld or delayed.

                                  ARTICLE XIV
                              RIGHTS OF MORTGAGEES
                              --------------------

          14.1  Priority of Lease - This Lease shall be subject and
                -----------------
subordinate to the lien of any mortgage of the Premises, provided that a Subordination, Recognition and Non-Disturbance Agreement ("Agreement") is executed, acknowledged and delivered by such mortgagee to Tenant. Said Agreement must be in form suitable for recording and must contain substantially the following provisions:

          (a)   Mortgage(s)
consents to and approves the Lease.

          (b) Tenant shall not, except as required by law, be named or joined as a party defendant in any suit, action or proceeding for the foreclosure of the Mortgage (s) or to enforce any rights under the Mortgage (s) or note or other obligation secured thereby;

         (c) The possession by Tenant of the Premises and the Tenant's rights thereto shall not be disturbed, affected or impaired by, nor will the lease or the Term be terminated or otherwise

                                      (36)
affected by (I) any suit, action or proceeding upon the Mortgage(s) or the note or other obligation secured thereby, or for the foreclosure of the Mortgage(s) or the enforcement of any rights under the Mortgage(s) or any other documents held by the Mortgagee(s), or by any judicial sale or execution or other sale of the Premises, or by any deed given in lieu of foreclosure, or by the exercise of any other rights given to the Mortgagee(s) by any other documents or as a matter of law, or (ii) any default under the Mortgage(s) or the note or other obligation secured hereby;

          (d) If the Mortgagee (s) takes possession of the Premises or starts collecting rent or becomes the owner of the Premises by reason of foreclosure of the Mortgage(s) or otherwise or if the Premises shall be sold as a result of any action or proceeding to foreclose the Mortgage (s) or by a deed given in lieu of foreclosure, the Lease shall continue in full force and effect, without necessity for executing any new lease, as a direct lease between Tenant, as tenant thereunder, the Mortgagee(s) or then owner of the Premises, as landlord thereunder, upon all of the same terms, covenants, and provisions contained in the Lease, and in such event the Mortgagee(s) or new owner shall be bound to Tenant under all of the terms, covenants and provisions of the Lease for the remainder of the Term thereof which terms, covenants and provisions such Mortgagee(s) or new owner hereby agrees to assume and perform.

          (e) Any agreement between Mortgagee(s) and Tenant shall bind and inure to the benefit of and be enforceable by the parties thereto and their respective heirs, personal representatives, successors and assigns. Tenant shall execute and send to Landlord any such Agreement within fifteen (15) days of receipt of same if such Agreement contains substantially the provisions set forth above or within fifteen (15) days after agreement of the parties to said Agreement of the contents of same .

                                      (37)

          (f) All trade fixtures, equipment and other property owned by Tenant located or installed in or on the Premises shall be and remain the property of Tenant and may be removed by Tenant at anytime, subject to the terms of this Lease. In no event (including default under the Lease or mortgage(s)) shall mortgagee(s) have any liens, rights of claims in Tenant's property.

          (g) Landlord represents that the only mortgages secured by the Premises as of the date hereby is with the Prudential Insurance Company of America.

          14.2  Limitation on Mortgagee's Liability - Upon entry and taking
                -----------------------------------
possession of the Mortgaged Premises for any purpose, the holder of a mortgage shall have all rights of Landlord and, during the period of such possession or ownership, the duty to perform all Landlord's obligations hereunder. Except during such period of possession and from and after foreclosure or deed in lieu of foreclosure, no such holder shall be liable, either as mortgagee or as holder of a collateral assignment of this Lease, to perform, or be liable in damages for failure to perform, any of the obligations of Landlord, unless and until such holder shall enter and take possession of the Mortgaged Premises for the purpose of foreclosing a mortgage. Upon entry for the purpose of foreclosing a mortgage, such holder shall be liable to perform all of the obligations of Landlord accruing after said entry, provided that a discontinuance of any foreclosure proceeding shall terminate the liability of the holder as Landlord.

          14.3  No Prepayment or Modification, etc - No Fixed Rent, additional
                ----------------------------------
rent, or any other charge shall be paid more than thirty (30) days prior to the due dates thereof, and payments made in violation of this provision shall (except to the extent that such payments are actually received by a mortgagee in possession or in the process of foreclosing its mortgage) be a nullity as against such mortgagee, and, Tenant shall be liable to such mortgagee for the amount of such advance payments made from and after a default under the applicable Mortgage. No agreement to make

                                      (38)
or accept any surrender, termination or cancellation of this Lease and no agreement to modify so as to reduce the rent, change the Term or otherwise materially change the rights of Landlord under this Lease, or to relieve Tenant of any obligations or liability under this Lease, shall be binding on mortgagee unless consented to in writing by Landlord's mortgagees of record, if any, such consent not to be unreasonably withheld or delayed.

          14.4  No Release of Termination - No act or failure to act on the
                -------------------------
part of Landlord which would entitle Tenant under the terms of this Lease, or by law, to be relieved of Tenant's obligations hereunder or to terminate this Lease, shall result in a release or termination of such obligations or a termination of this Lease unless (i) Tenant shall have first given written notice of Landlord's act or failure to act to Landlord's mortgagees of record, if any, which Landlord shall identify to Tenant, specifying the act or failure to act on the part of Landlord which could or would give a basis to Tenant's rights and (ii) such mortgagees, after receipt of such notice, have failed or refused to correct or cure the condition complained of within a reasonable time thereafter, but nothing contained in this Section 14.4 shall be deemed to impose any obligation on any such mortgagee to correct or cure any such condition.

          "Reasonable time" as used above means and includes a reasonable time to obtain possession of the mortgaged premises, if necessary for such cure, and if the mortgagee elects to do so, and a reasonable time to correct or cure the condition if such condition is determined to exist.

          14.5  Continuing Offer - The covenants and agreements contained in
                ----------------
this Lease with respect to the rights, powers and benefits of a mortgagee (particularly without limitation thereby, the covenants and agreements contained in this Article XIV constitute a continuing offer to any person, corporation or other entity, which by accepting or requiring an assignment of this Lease

                                      (39)
or by entry of foreclosure assumes the obligations herein set forth with respect to such mortgagee; such mortgagee is hereby constituted a party of this Lease and an obligee hereunder to the same extent as though its name was written hereon as such; and such mortgagee shall be entitled to enforce such provisions in its own name.

                                  ARTICLE XV
                                   INSURANCE
                                   ---------

          15.1  Insurance - Landlord shall procure and continue in force
                ---------
during the Term and the Extended Term hereof at Tenant's expense under the provisions of Article V, fire and extended coverage insurance, including vandalism, sprinkler leakage, and malicious mischief, upon the Building on a full replacement basis, agreed value endorsement with agreed values for the Building. The beginning coverage shall be in the amount as is required by Landlord and its mortgagee up to the full replacement value of the Building.
The policies evidencing such insurance shall provide that loss, if any, payable thereunder shall be payable to the Landlord and/or the Tenant and/or any mortgagee of the Premises as their respective interests may appear. A certificate of insurance evidencing the foregoing shall be delivered to the Tenant on or before the Term Commencement Date. All such policies shall be placed with responsible companies authorized to do business in the State wherein the Premises are located. The coverages required by this Article may be provided by a single "package" policy.

     Tenant shall be responsible for notifying Landlord of additions, alterations and improvements completed to the interior of the Premises for which Tenant intends to insure under this section 15.1. Notification shall include the cost and description of such work and the date on which coverage should commence.

                                      (40)

     Landlord shall also procure and continue in force during the Term and Extended Term hereof at Tenant's expense under the provisions of Article V, rental interruption insurance for twelve (12) months. Landlord agrees that Tenant's cost for the above-referenced insurance will be capped at $0.06 per square foot during the initial Lease Term and at $0.08 per square foot during the extended term, if any.

          15.2  Tenant Liability Insurance - The Tenant shall maintain
                --------------------------
Commercial General Liability Insurance at Tenant's expense, including contractual liability endorsement, with respect to the Premises throughout the Term with combined single limit coverage of Two Million Dollars ($2,000,000). The Tenant shall deliver to the Landlord within thirty (30) days of Landlord's request a certificate evidencing the aforesaid coverage issued by insurance companies authorized to do business in the State wherein the Premises are located and providing that the insurance indicated therein shall not be canceled without at least thirty (30) days prior written notice to Landlord. The Landlord will be named as additional insured on such policy.

          15.3  Landlord Liability Insurance - The Landlord shall maintain
                ----------------------------
comprehensive general liability insurance, including contractual liability endorsement, with respect to the Premises and the Lot throughout the Term, with combined single limit coverage of Two Million Dollars ($2,000,000.00) at Tenant's expense under the provisions of Article V.

          15.4  Waiver of Subrogation - The Landlord and Tenant hereby waive
                ---------------------
all causes and rights of recovery each other, their agents, officers and employees for any loss occurring to the real or personal property of Landlord or Tenant, regardless of cause or origin to the extent that said loss or damage is covered by insurance or would otherwise be required to be covered by insurance. Since their mutual waiver will preclude the assignment of any such claim by subrogation to an insurance company (or any other person), Landlord and Tenant agree to give

                                      (41)
each insurance company which has issued any policies presently existing or obtained on or after the date hereof (including renewals of present policies), with respect to the items covered by this waiver, written notice of the terms of this mutual waiver, and to have such insurance policies include a clause or endorsement, if necessary, to the effect that any such release shall not adversely affect or impair said policies to prevent the invalidation of any of the coverage provided by such insurance policies by reason of such mutual waiver, and a clause or endorsement, if necessary, waiving the insurer's right of subrogation against the other party.

     The parties further agree that if said waiver of subrogation shall in the future become unobtainable or unenforceable or shall void the respective policies, then the respective insurance policies shall not be invalidated, and said waiver shall become null and void and of no further force and effect, that provided the other party is notified that such party shall no longer be able to obtain a waiver of subrogation in its insurance policy. The Landlord and Tenant shall deliver to each other within thirty (30) days of the written request by the other party, a certificate evidencing that the respective party has obtained a waiver of subrogation in their respective insurance policies.

                                  ARTICLE XVI
                                INDEMNIFICATION
                                ---------------

          16.1  Tenant's Indemnity - The Tenant shall, upon timely receipt of
                ------------------
notice, defend and save the Landlord harmless from and against any and all suits, claims, and demands arising out of injury or damage occurring at the Premises or Lot or Office Park because of the negligence or willful acts of Tenant, its agents, servants, or employees including any construction activity undertaken by Tenant pursuant to the terms of this Lease. In no event is Tenant obligated to

                                      (42)
defend or save harmless Landlord from any loss, injury, or damage, or part thereof, not attributable to Tenant's negligence or willful act or those of its agents, servants, or employees.

     In the event the Landlord is notified of a claim, action or proceeding, or becomes aware of an occurrence, which may result in indemnification by Tenant as provided above, the Landlord shall give prompt written notice to Tenant and provide complete particulars known by the Landlord. The Landlord shall immediately forward to the Tenant every demand, notice, summons or other process received by Landlord or his representatives.

     Tenant has the exclusive right and obligation to defend any claim, action, or proceeding wherein Landlord is entitled to indemnification under the provisions of the Article, and Tenant may settle any such claim, action or proceeding without Landlord's consent or approval.

     The Landlord will fully cooperate with the Tenant in the defense or settlement of any claim, action, or proceeding.

          16.2  Landlord's Indemnity. - The Landlord shall, upon prompt
                --------------------
receipt of notice, defend and save the Tenant harmless from any and all suits, claims and demands arising out of injury and damage occurring at the Building, the Lot and the Office Park because of the negligence or willful acts of Landlord, its agents, servants, contractors or employees including any construction activity undertaken by Landlord or Landlord's contractor or arising out of a breach by Landlord of any applicable hazardous waste laws. In no event is Landlord obligated to defend or save harmless Tenant from any loss, injury, damage or part thereof not attributable to Landlord's negligence or willful act or those of its agents, servants, contractors or employees.

     In the event the Tenant is notified of a claim, action or proceeding, or becomes aware of an occurrence which may result in indemnification of Landlord as provided above, the Tenant

                                      (43)
shall give prompt written notice to Landlord and provide complete particulars known by the Tenant. The Tenant shall immediately forward to the Landlord every demand, notice, summons or other process received by Tenant or its representatives.

     Landlord has the exclusive right and obligation to defend any claim, action or proceeding wherein Tenant is entitled to indemnification under the provisions of this Section 16.2 and Landlord may settle any such claim, action or proceeding without Tenant's consent or approval.

          16.3  Hazardous Materials - Tenant shall not (either with or without
                -------------------
negligence) cause or permit the escape, disposal or release of any biologically or chemically active or other hazardous substances, or materials onto or in the vicinity of the Premises. Tenant shall not allow the storage or use of such substances or materials in any manner not sanctioned by law or by the highest standards prevailing in the industry for the storage and use of such substances or materials, nor allow to be brought into the Premises any such materials or substances except to use in the ordinary course of Tenant's business. Tenant agrees to provide Landlord with an inventory of these certain hazardous substances and materials, if any, used by Tenant in the ordinary course of Tenant's business. Without limitation, hazardous substances and materials shall include those described in the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended, 42 U.S.C. Section 9601 et seq., the Resource Conservation and Recovery Act, as amended, 42 U.S.C. Section 6901 et seq., the Massachusetts Hazardous Waste Management Act, as amended, M.G.L. c.21C, the Massachusetts Oil and Hazardous Material Release Prevention and Response Act, as amended, M.G.L. c.21E, any applicable local ordinance or bylaw, and the regulations adopted under these acts (collectively, the "Hazardous Waste Laws"). If any lender or governmental agency shall, during the Term hereof, require testing to ascertain whether or not there has been any release of hazardous materials, then the

                                      (44)
reasonable costs thereof shall be reimbursed by Tenant to Landlord upon demand as additional charges if such requirement applies to the Premises. If Tenant receives from any federal, state or local governmental agency any notice of violation or alleged violation of any Hazardous Waste Law, or if Tenant is obligated to give any notice under any Hazardous Waste Law, Tenant agrees to forward to Landlord a copy of any such notice within ten (10) days of Tenant's receipt or transmittal thereof. In addition, Tenant shall execute affidavits, representations and the like from time to time at Landlords reasonable request concerning Tenant's best knowledge or belief regarding the presence of hazardous substances or materials on the Premises. In all events, Tenant shall indemnify Landlord as provided in Section 16.1 of this Lease from any release of hazardous substances or materials on the Premises occurring while Tenant is in possession, or elsewhere if caused by Tenant or persons acting under Tenant. Landlord retains the right to inspect the Premises at all reasonable times, upon reasonable notice to Tenant, to ensure compliance with this paragraph. The within covenants shall survive the expiration or earlier termination of the Lease Term.

                                  ARTICLE XVII
                           ASSIGNMENT AND SUBLETTING
                           -------------------------

          17.1  Tenant Sublet - Landlord hereby grants to Tenant the right to
                -------------
assign this Lease or to sublet all or any portion of the Premises throughout the Term provided Tenant first obtains Landlord's consent to such assignment or subletting in writing. Landlord's consent shall not be unreasonably withheld or delayed. Landlord's consent to an assignment or subletting shall be accompanied by a statement addressed to Tenant and the assignee or subtenant, upon which statement Tenant and the assignee or subtenant may conclusively rely, stating that Tenant is not in default under the Lease (or setting forth what respects Tenant is in default), that this Lease has

                                      (45)
not been amended or modified (or setting forth such amendments or modifications), the expiration date of this Lease, and the date to which rent has been paid to Landlord hereunder. It shall not be unreasonable for Landlord to withhold its consent or disapprove a sublease or assignment if the proposed sublessee or assignee conflicts with any provision (s) of Landlord's other leases in the Office Park. As additional rent, Tenant shall reimburse Landlord promptly for reasonable legal and other expenses incurred by Landlord in connection with any request by Tenant for consent to assignment or subletting. No assignment or subletting shall affect the continuing primary liability of Tenant (which, following assignment, shall be joint and several with the assignee).

          17.2  Consent - If the Tenant requests Landlord's consent to a
                -------
subletting of all or a part of the Premises, Landlord shall have the right to suspend the Lease as to that portion of the Premises which Tenant proposes to sublet for the term of the proposed sublease. Landlord shall exercise this right, if at all, within thirty (30) days of Tenant's request for consent to the subletting. If Landlord exercises this right, the Lease shall be suspended on the effective date of the proposed subletting and for the duration of such suspension:
     (i)    That portion suspended shall not be a part of the Premises,

     (ii) The Fixed Rent and additional rent payable under the Lease shall be reduced in the proportion that the rentable square feet in the portion suspended bears to the rentable square feet in the Premises prior to such suspension,

     (iii) Landlord shall at its sole cost and expense do all that is necessary to separate the remainder of the Premises from the portion suspended by Landlord.

     17.3   Landlord's Response - In the event Landlord does not respond to
            -------------------
the written request for such consent or exercise its right of recapture within thirty (30) days of the date of such request from Tenant, Landlord's consent is hereby deemed given.

                                      (46)

     17.4  Subsidiary Assignment - Notwithstanding anything to the contrary
           ---------------------
herein contained Tenant may assign or sublet all or any portion(s) of the Premises at any time to a subsidiary of Tenant, to the entity with which or into which Tenant may merge or be consolidated, to any entity with which Tenant is affiliated, or to a successor to all or substantially all the assets of Tenant or a division of Tenant without the need for Landlord's consent to such assignment or subletting, so long as Tenant remains primarily liable, and without any right on the part of Landlord to suspend this Lease as hereinabove set forth and without any obligation of Tenant to share Rent Differential as set forth in Section 17.5.

     17.5  Sublease and Assignment Rent Differential - If Landlord consents to
           -----------------------------------------
a sublease or assignment, and said sublease or assignment is for a greater rent than the Fixed Rent or additional rent due from Tenant to Landlord under this Lease, Tenant shall pay to Landlord on a monthly basis during the term of any approved sublease or assignment as additional rent hereunder, in addition to the fixed rent and other payments due under this Lease, an amount equal to 50% of the difference between all fixed rent and additional rent from the time actually received by Tenant under the sublease or assignment and the Fixed Rent and additional rent and other payments due under this Lease, after Tenant has recouped its out-of-pocket expenses with respect to such sublease or assignment including without limitation, reasonable real estate brokerage commissions, reasonable legal fees and the reasonable costs of refurbishment of the Premises for such sublease or assignment (the "Rent Differential"). In case any Fixed Rent or additional rent is prepaid to Tenant under the sublease or assignment, only so much as exceeds the net present value of Tenant's obligations to pay Fixed Rent and additional rent (reasonably estimated) for the balance of the Term for the portion of the Premises subject to such sublease or assignment shall be taken into account in computing the Rent Differential or the amounts due any foreclosing

                                      (47)
mortgagee or other successor landlord under the next succeeding sentence. In the event that a mortgagee or its successors or assigns becomes a mortgagee in possession or a landlord under this Lease through foreclosure or deed in lieu of foreclosure by reason of a default under the applicable mortgage and such successor landlord approves a sublease or assignment which provides for a greater rent than the Fixed Rent and additional Rent due hereunder, Tenant shall pay to such successor landlord on a monthly basis during the term of any approved sublease or assignment as additional rent hereunder, in addition to the Fixed Rent and other payments due under this Lease, an amount equal to 100% of the difference between all fixed rent and additional rent due under the sublease or assignment and the Fixed Rent and other payments due under this Lease. In the event the sublease is for less than the full Premises hereunder, the above rent adjustment shall be pro rated on a square foot basis. Anything contained in the foregoing provisions of this Section to the contrary notwithstanding, neither Tenant nor any other person having interest in the possession, use, occupancy, or utilization of the Premises shall enter into any lease, sublease, license, concession, or other agreement for use, occupancy, or utilization of space in the Premises which provides for rental or other payment for such use, occupancy, or utilization based, in whole or in part, on the net income or profits derived by any person from the Premises leased, used, occupied, or utilized (other than an amount based on a fixed percentage or percentages of receipts or sales), and any such purported lease, sublease, license, concession, or other agreement shall be absolutely void and ineffective as a conveyance of any right or interest in the possession, use, occupancy, or utilization of any part in the Premises.

                                      (48)

                                 ARTICLE XVIII
                               TENANT'S PROPERTY
                               -----------------

     18.1  Tenant's Personal Property - Tenant's trade fixtures, equipment
           --------------------------
and personal property (collectively called "Tenant's Property") however installed or located on the Premises shall be and remain the property of the Tenant and may be removed during or prior to the expiration of the Term. Tenant shall repair any damage caused by such removal or installation, leaving Premises tenantable. Tenant's Property shall be at the sole risk and hazard of Tenant, and if the whole or any part thereof shall be destroyed or damaged by fire, water or otherwise, or by the leakage or bursting of water pipes, steam pipes or other pipes, by theft or from any other cause, unless caused by the negligence of Landlord, its employees or agents, no part of said loss or damage is to be charged to or be borne by Landlord.

     18.2  Removal - Upon the expiration or termination of this Lease, the
           -------
Tenant will remove Tenant's Property from the Premises; if within ten (10) days after such expiration or termination, Tenant shall not have removed same it shall be deemed abandoned by Tenant. Tenant shall pay to Landlord upon demand the costs and expenses thereafter incurred by Landlord in removing and storing Tenant's property and repairing any damage caused to the Premises or to the Building by the removal of same.

     18.3  No Lien - In no event (including a default under this Lease) shall
           -------
Landlord have any lien or other security interest in any of Tenant's property located in the Premises or elsewhere and Landlord hereby expressly waives and releases any such lien or other security interest however created or arising.

                                      (49)

                                  ARTICLE XIX
                               TENANT'S DEFAULT
                               ----------------

     19.1  Events of Default:
           -----------------
     (a) If the Tenant shall default in the payment of rent or other payments required by this Lease and shall fail to cure said default within seven (7) business days after receipt of written notice of said default from the Landlord; or
     (b) if the Tenant shall default in the performance or observance of any other agreement or condition on its part to be performed or observed, and if the Tenant shall fail to cure said default within thirty (30) days after receipt of written notice of said default from the Landlord (or if said default shall require longer than thirty (30) days to cure and the Tenant fails to commence curing said default within thirty (30) days after receipt of written notice thereof and to prosecute the curing of the same to completion with due diligence ); or
     (c) if the Tenant shall file a voluntary petition in bankruptcy or shall be adjudicated a bankrupt or insolvent, or shall file any petition or answer seeking any arrangement, composition, liquidation or dissolution under any present or future Federal, State, or other statute, law or regulation relating to bankruptcy, insolvency or other relief for debtors, or shall seek or consent to or acquiesce in the appointment of any trustee, receiver or liquidator of the Tenant or of all or any substantial part of its properties, or of the Premises, or shall make any general assignment for the benefit of creditors, or shall admit in writing its inability to pay its debts generally as they become due; or
     (d) if a court shall enter an order, judgment or decree approving a petition filed against the Tenant seeking any arrangement, composition, liquidation, dissolution or similar relief under the present or future Federal, State or other statute, law or regulation relating to bankruptcy,

                                      (50)
insolvency or other relief for debtors, and such order, judgment or decree shall remain un-vacated or un-stayed for an aggregate of sixty (60) days (whether or not consecutive), then, if any Event of Default has occurred, the Landlord at any time thereafter may give written notice to the Tenant specifying the occurrence giving rise to such default and stating that this Lease and the Term hereby demised shall expire and terminate on the date specified in such notice which shall be at least ten (10) days after the giving of such notice, and upon the date specified in such notice, this Lease and the Term, estate and interest hereby demised shall expire and terminate by limitation and all rights of the Tenant under this Lease shall cease. In the event the Lease is terminated on account of an Event of Default of Tenant under any of the provisions contained in this Article or shall be otherwise terminated for breech of any obligations of Tenant, Tenant shall pay as an additional and cumulative obligation after such termination punctually to Landlord all of the sums which Tenant covenants in this Lease to pay and the reasonable costs of performing its obligations under this Lease in the same manner and to the same extent and at the same time as if this Lease had not been terminated, including all reasonable and necessary costs and expenses incurred by or on behalf of the Landlord, including attorney's fees and expenses of employees, occasioned by any default by the Tenant under this Lease.

     19.2  Repossession - At any time after any such expiration or termination
           ------------
of this Lease, the Landlord, without further notice, may enter upon and reenter the Premises to repossess itself of the Premises, by summary proceedings, ejectment or otherwise, and may remove the Tenant and all other persons and any and all property from the Premises as hereinabove provided.

     19.3  Landlord's Default - If Landlord shall default in the performance
           ------------------
or observance of any agreement, obligation or condition in this Lease contained on its part to be performed or observed and shall not cure such default within 30 days after giving of notice thereof from Tenant

                                      (51)
or within such shorter period as elsewhere herein provided (or shall not within said period commence to cure and thereafter prosecute the curing of such defect to completion with due diligence), Tenant may, at its option, after not less than 20 days prior written notice to Landlord and Landlord's mortgagee(s) (of whose address Tenant is aware of by notice from Landlord from time to time), without waiving any claim for damages for breach of the agreement, at any time thereafter cure such default for the account of Landlord and any amount paid or contractual liability incurred by Tenant in so doing, shall be deemed paid or incurred for the account of the Landlord and Landlord agrees to reimburse Tenant therefor within 30 days of demand.

     This Article does not supersede or conflict with the duties, rights and remedies of the parties which are specifically addressed in other Articles of this Lease.
                                  ARTICLE XX
                                    NOTICES
                                    -------

     20.1  Notices Generally - All notices, demands, requests and other
           -----------------
instruments which may or are required to be given by either party to the other under this Lease shall be given in writing. All notices, demands, requests and other instruments from the Landlord to the Tenant shall be deemed to have been given when mailed by United States Registered or Certified Mail, postage prepaid, return receipt requested, addressed to the Tenant at Tenant's Address with a copy to Joseph R. Torpy, Testa, Hurwitz & Thibeault, 125 High Street, Boston, Massachusetts 02110, except that where any period of time commences under this Lease with notice, such notice shall be deemed given, and such period shall be deemed to commence, when postal records indicate delivery was first attempted or rendered for delivery if refused.

     20.2  Tenant Notices - All notices, demands, requests and other
           --------------
instruments from the Tenant to the Landlord shall be deemed to have been properly given upon receipt if sent by

                                      (52)

United States Registered or Certified Mail, postage prepaid, return receipt requested, addressed to the Landlord at Landlord's Address with a copy to Paul
A. Hedstrom, Esquire, Hinckley, Allen & Snyder, One Financial Center, Suite 4600, Boston, Massachusetts 02111, except that where any period of time commences under this Lease with notice, such notice shall be deemed given, and such period shall be deemed to commence, when postal records indicate delivery was first attempted or rendered for delivery if refused.

                                  ARTICLE XXI
                                QUIET ENJOYMENT
                                ---------------

     Landlord covenants and agrees with Tenant that upon Tenant paying the rent and additional rent and observing the terms, covenants and conditions on Tenant's part to be observed and performed, Tenant may peaceably and quietly enjoy the Premises demised hereby.

                                  ARTICLE XXII
                                  HOLDING OVER
                                  ------------

     In the event that Tenant occupies any portion of the Premises beyond the Term Expiration Date, such holding over shall constitute an agreement by Tenant to pay 175% of the monthly installments of Fixed Rent and additional rent then applicable for each month or portion thereof in which Tenant shall retain possession of the premises or any part thereafter termination of this lease, whether by lapse of time or otherwise due hereunder. In addition, Tenant agrees to pay all damages (including direct damages, including without limitation, loss of rent incurred by Landlord as a result of having a lease signed with another tenant and not being able to deliver the Premises as a result of such holding over, but excluding consequential damages) sustained by Landlord on account of such holdover. The provisions of this subsection shall not operate as a waiver by Landlord of any right of re-entry provided in this Lease.

                                      (53)

                                 ARTICLE XXIII
                              MEMORANDUM OF LEASE
                              -------------------

     Within a reasonable time following the execution of this Lease, Landlord and the Tenant shall execute an instrument recordable in form containing those provisions including but not limited to the Term, the commencement and expiration date, and such other information as necessary or appropriate to protect the interests of Tenant hereunder and to satisfy notice of lease statute of the State where the Premises are located. The Tenant may record the same.

                                  ARTICLE XXIV
                             SURRENDER OF PREMISES
                             ---------------------

     Upon the expiration of the Term or early termination thereof, Tenant shall promptly peaceably yield up and surrender the Premises in a good and clean condition, and in the same condition as Tenant is required to maintain the Premises hereunder during the Term, damage by fire or other casualty and eminent domain excepted.

                                  ARTICLE XXV
                             ESTOPPEL CERTIFICATES
                             ---------------------

     Upon the request of either party, at any time and from time to time, Landlord and Tenant agree to execute and deliver to the other within fifteen
(15) business days after receipt of such request, a written instrument, duly executed:

     (1) Certifying that this Lease has not been modified and is in full force and effect or, if there has been a modification of this Lease, that this Lease is in full force and effect as modified, stating such modifications;

     (2)  Specifying the date to which the rent has been paid;

                                      (54)

     (3) Stating whether or not to the best knowledge, information and belief of the party executing such instrument, the other party hereto is in default and, if such party is in default, stating the nature of such default;

     (4)  Stating the commencement date of the Term; and

     (5)  Stating which options to extend the Term have been exercised, if any.

                                  ARTICLE XXVI
                             ADDITIONAL PROVISIONS
                             ---------------------

     26.1  Broker - Landlord and Tenant warrant to each other that no
           ------
Broker(s) have been retained in connection with the negotiation and consummation of this Lease. Each party agrees to defend, indemnify and save the other harmless from and against any and all claims for a commission arising out of a breach of the representation made in the first sentence of this Section 26. 1. The within covenant shall survive the expiration or earlier termination of this Lease.

     26.2  Bind and Inure - The obligations of this Lease shall run with the
           --------------
land, and this Lease shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns except that only the Landlord named herein shall be liable for obligations accruing before the beginning of the Term and thereafter each successive owner of the Premises shall be liable only for obligations accruing during the period of its ownership, said liability terminating as to future liability upon termination of such ownership and passing to the successor in ownership.

     26.3  Provisions Separable - It is agreed that if any provisions of this
           --------------------
Lease shall be determined to be void by any court of competent jurisdiction in the State where the Premises are located, then such determination shall not affect any other provision of this Lease, all of which other provisions shall remain in full force and effect; and it is the intention of the parties hereto

                                      (55)
that if any provision of this Lease is capable of two constructions, one of which would render the provision void, and the other of which would render the provision valid, then the provision shall have the meaning which renders it valid.

     26.4  Entire Agreement - This instrument contains the entire and only
           ----------------
agreement between the parties as to the Premises, and no oral statements or representations or prior written matter not contained in this instrument shall have any force or effect. This Lease shall not be modified in any way except by a writing subscribed by both parties.

     26.5  Governing Law - This Lease shall be governed by and construed and
           -------------
enforced in accordance with the laws of the Commonwealth of Massachusetts.

     26.6  No Waiver - Failure of either party to complain of any act or
           ---------
omission on the part of the other party, no matter how long the same may continue, shall not be deemed to be a waiver of any rights hereunder. No waiver by either party at any time, express or implied, or any breach of any provisions of this Lease shall be deemed a waiver of a breach of any other provision of this Lease or a consent to any subsequent breach of the same or any other provision. If any action of any party shall require the consent or approval of the other party, the consent to or approval of such action on any one occasion shall not be deemed a consent to or approval of said action on any subsequent occasion or a consent to or approval of any other action on the same or any subsequent occasion, and such consent or approval shall not be unreasonably withheld or delayed.

     26.7  Rights Separate - Any and all rights and remedies which either
           ---------------
party may have under this Lease or by operation of law, either at law or in equity, upon any breach, shall be distinct, separate and cumulative and shall not be deemed inconsistent with each other; no one of them whether exercised by the other party or not, shall be deemed to be exclusive of any other, and any two or more of all such rights and remedies may be exercised at the same time.

                                      (56)

     26.8  Singular and Plural - Words and phrases used in the singular shall
           -------------------
be deemed to include the plural and vice versa, and nouns and pronouns used in any particular gender shall be deemed to include any other gender.

     26.9  Headings - The various terms which are defined in Articles of this
           --------
Lease or are defined in Exhibits annexed hereto shall have the meanings specified in such Articles and such Exhibits for the purposes of this Lease and all agreements supplemental thereto, unless the context clearly indicates the contrary.

     26.10  Parking - Tenant's occupancy of the Premises shall include the use
            -------
of 217 parking spaces as shown on Exhibit A.

     26.11  Non-Recourse - Tenant agrees to look solely to Landlord's then
            ------------
equity interest in the Premises and the proceeds thereof at the time owned for recovery of any judgment from Landlord; it being agreed that neither Landlord (original or successor), nor any partner (general or limited), associate, participant, principal (disclosed or undisclosed), agent, employee, trustee or other fiduciary, beneficiary, officer, or other person or entity in or of any partnership, association, joint venture, corporation or other entity, trust, or estate from time to time owning Landlord's interest in this Lease, shall ever be personally liable for any such judgment or for the payment of any monetary obligation to Tenant (it being agreed by Tenant that such exoneration from personal liability is and shall be absolute and complete with no exception whatsoever). With respect to any services to be furnished or obligations to be performed by Landlord to Tenant, except with respect to the negligence of Landlord, its employees or agents, Landlord shall never be liable for failure to furnish or perform the same when prevented from doing so by strike, lockout, breakdown, accident, order or regulation of or by any governmental authority, or failure of supply, or inability by the exercise of reasonable diligence to obtain supplies, parts or employees

                                      (57)
necessary to furnish such services, or because of war or other emergency, or for any Act of God or other Force Majeure, as defined below, causes beyond Landlord's reasonable control, or for any cause due to any act or omission of Tenant, Tenant's invitees, customers, servants, agents, employees, licensees or any person claiming by, through or under Tenant.

     26.12  Force Majeure - As used in this Article and elsewhere in this
            -------------
lease, "Force Majeure" shall mean a time extension equal to that of any delays due to (i) Acts of God, (ii) changes in governmental regulations, (iii) casualty, (iv) strike or other labor difficulties, (v) unusual weather conditions, (vi) unusual scarcity of, or inability despite the exercise of diligence, to obtain supplies, parts or employees to such services, or (vii) other acts reasonably beyond Landlord's control, but in no event shall the term include economic or financing difficulties.

     26.13  Confidentiality - This Lease document is a confidential document
            ---------------
by and between Landlord and Tenant and shall not be circulated or delivered to any persons other than the parties' respective mortgagees, their successors or assigns, legal counsel or accountant, without the prior written consent of the Landlord.

     26.14  Security Deposit - Landlord acknowledges receipt from Tenant of
            ----------------
the Security Deposit to be held by Landlord, as security with interest, for and during the Term, which deposit and interest shall be returned to Tenant, at the termination of this Lease, provided there exists no breach of any undertaking of Tenant. If all or any part of the Security Deposit is applied to an obligation of Tenant hereunder, Tenant shall immediately, upon request by Landlord, restore the Security Deposit to its original amount. Tenant shall not have the right to call upon Landlord to apply all or any part of the Security Deposit to cure any default or fulfill any obligation of Tenant, but such use shall be solely in the discretion of Landlord. Upon any conveyance by Landlord of

                                      (58)
its interest under this Lease, the Security Deposit and interest may be delivered by Landlord to Landlord's grantee or transferee. Upon any such delivery, Tenant hereby releases Landlord herein named of any and all liability with respect to the Security Deposit, its application and return, and Tenant agrees to look solely to such grantee or transferee. It is further understood that this provision shall also apply to subsequent grantees and transferees.

     IN WITNESS WHEREOF, the parties hereto have duly executed this Lease as of

this     day of            , 1996.
    -----   ---------------

                             LANDLORD:

                             MICHELSONFARM-WESTFORD TECHNOLOGY PARK VI LIMITED PARTNERSHIP BY THE GUTIERREZ COMPANY, GENERAL PARTNER


                             By:
                             ----------------------------------------
                             Its:
                             ----------------------------------------

                             TENANT:

                             DAVOX CORPORATION



                             By:  /s/ John J. Connolly
                             ----------------------------------------
                             Its:  /s/ Vice President and CFO
                             ----------------------------------------

                                      (59)

                                  EXHIBIT "B"
                                  -----------
                             RULES AND REGULATIONS
                             ---------------------

1. Tenant must, upon the termination of its tenancy, restore to Landlord all keys of offices and toilet rooms, either furnished to or otherwise procured by Tenant; and in the event of the loss of any keys so furnished, Tenant shall pay to Landlord the cost thereof.

2. Canvassing, soliciting and peddling in the Building or on the Lot or in the Office Park are prohibited, and Tenant shall cooperate to prevent the same.

3. Tenant shall comply with all security measures from time established by Landlord for the Lot or Office Park, so long as the same do not breach or violate the requirements of any governmental regulations to which Tenant is subject.

4. Tenant shall comply with the Office Park Covenants attached hereto as Exhibit "C" to which the Lot is subject.

                                      (60)

                                  EXHIBIT "C"
                                  -----------
                   MICHELSON FARM - WESTFORD TECHNOLOGY PARK
                   -----------------------------------------
                        OFFICE/RESEARCH AND DEVELOPMENT
                        -------------------------------
                                 PARK COVENANTS
                                 --------------

     Landlord agrees with Tenant to enforce, or cause to be enforced, these Park Covenants with all due diligence to preserve the quality and appearance of the Office Park.

     The Land is located in an approximately 85 acre office/research and development park (hereinafter, together with any additions thereto, called the "Park").

     All lots of land comprising the Park (which lots are individually called the "Parcel" and collectively the "Parcels") are subject to the following restrictions which shall bind Michelson Farm-Westford Technology Park Trust ("Grantor") as owner of the Park and its successors in title.

     A. All parcels shall have facilities for parking, loading and unloading sufficient to serve any uses of the Parcels without using adjacent streets for such purpose. On-street parking shall be prohibited. All parking, trucking and vehicular maneuvering areas for a Parcel shall be contained within such Parcel.

     B. No exterior loading platforms shall be visible from any primary way or proposed primary way serving the Park. Screening and planting may be used for this purpose.

     C.  No open or outside storage shall be done on any Parcel.

     D. Signs shall conform to the sign ordinances of the Town. Any variance from such ordinance granted by the Town must also be approved by Grantor in the manner provided below in Section I.

     E. No condition or use of any Parcel win be permitted which is objectionable by reason of noise, odor, vibration, smoke, radiation, the hazardous nature of the use, or the violation of environmental standards adopted by the Town, the Commonwealth, the Federal Government or any Court.

     F. All utilities serving a Parcel shall be placed underground, unless prohibited by the utility company. Any exterior lighting on a Parcel shall either be indirect or of

                                      (61)
          such controlled focus and intensity as
          not to disturb street traffic or the occupancy of any adjacent Parcel.

     G. The exterior appearance of any buildings in the Park, including landscaping thereon, shall be kept neat and orderly and free from litter.

     H. No building, exterior sign, fence, wall, exterior lighting or other structure shall be erected or allowed to remain on any portion of the Park or exterior structural alteration or addition made, except pursuant to plans approved in writing by Grantor as to landscaping, parking and architectural conformity with existing buildings in the Park.

     I. The Grantor may from time to time by written instrument in recordable form grant variances from any one or more of these restrictions (except Restriction H for which variances may not be granted) where the Grantor reasonably determines that the variance can be granted without substantial detriment to the intent and purpose of the restrictions and without substantial detriment to the Land, and portions of the Park theretofore built upon.

     J. Written approval by the Grantor as to any buildings, signs, structures, alterations, additions and landscaping approved by Grantor in good faith shall be conclusive evidence of compliance with these restrictions. The Grantor agrees to furnish to any grantee such written instruments in recordable form as may reasonably be requested by the grantee as evidence of such compliance.

     K. The term "Grantor", as herein used, shall mean the Michelson Farm-Westford Technology Park Trust and any successors in title to whom the Grantor has expressly granted of record the rights to enforce these restrictions.

                                      (62)

                            WESTFORD TECHNOLOGY PARK
                            ------------------------
                                 QUITCLAIM DEED
                                 --------------

     Arturo J. Gutierrez, John A. Cataldo, Class A Trustees, and John Pike and Thomas E. Legget, Class B Trustees, of the Michelson Farm - Westford Technology Park, u/d/t October 1, 1984, recorded with the Middlesex North Registry of Deeds at Book 2863, Page 235 (hereinafter "Grantor"), for consideration paid and in full consideration of One Hundred Fifty-Five Thousand Dollars ($155,000.00) grants to Michelson Farm-Westford Technology Park VI Limited Partnership, a Massachusetts limited partnership, under a Certificate of Limited Partnership duly filed with the Secretary of State (hereainfter "Grantee"), with QUITCLAIM COVENANTS, a certain parcel of land in Westford, Middlesex county, Massachusetts, being shown as Lot 6 on a subdivision plan entitled "Westford Technology Park, Westford, Massachusetts, index and Abutter Plan Owned By:
Michelson Farm - Westford Technology park Trust, Engineer: The Gutierrez Company, One Wall Street, Burlington, MA., Scale 1" = 100', dated December 11, 1986" (the "Plan") recorded with said Deeds at Plan Book 158, Plan 112 (hereinafter the "premises"). Said Lot contains 6.53 acres of land, more or less, according to the Plan. Together with the right and easement to use Technology Park Drive as shown on said Plan, or as revised, in common with Grantor, Grantor's successors and assigns and all other persons entitled thereto for all purposes for which streets and ways may be used in the Town of Westford, including the installation of utilities. Excluded from this conveyance is the fee in Technology Park Drive and any other road or way shown on said Plan.

     Said Premises are hereby conveyed subject to a certain Covenant between Grantor and the Planning Board of the Town of Westford dated march 6, 1987 and recorded with said Deeds as

                                      (63)

Instrument No. 14415 of March 17, 1987. Said Premises have been released from the Covenant by Release of Covenant dated March 23, 1987 issued by said Planning Board and duly recorded with said Deeds herewith.

     Said Premises are conveyed subject to certain Orders of Conditions Numbers 334-207, 334-208, 334-209, and 334-210 issued by the Town of Westford
Conservation Commission and recorded with said Deeds at Book 3459, Page 212.

     Said Premises are also conveyed subject to and with the benefit of easement for the benefit of Lot 2 and Lot 4 as shown on said Plan, in common with Grantor, its successors and assigns, such easement being shown on a certain plan entitled "Driveway Easement Plan Lot Nos. 2, 4 and 6, Westford Technology Park, Westford, Massachusetts, property of Michelson Farm - Westford Technology Park Trust c/o The Gutierrez Company, Scale 1' = 40', June 12, 1987" recorded herewith (the "Easement Plan") for the purpose of access to the Premises from Technology Park Drive, and which shall consist of the perpetual right of Grantee, its successors and assigns, in common with Grantor, its successors or assigns, to use the area shown on the Easement Plan and designated 40' Driveway Easement located on Lot 2 and Lot 6 of the Easement Plan, for the installation, construction, excavation, trenching, backfilling, reconstruction, repair, maintenance, operation, renewal, removal and use of roadway or driveway with related slopes, embankments, median areas, fences, gates, pipes, ditches, swales, channels, ducts, hydrants, headwalls, catch basins, gate valves, valve boxes, conduits, wires, handholes, poles and all appurtenances thereto for drainage, sewer, water, telephone, street lighting; electric and other utility purposes, and to pass and repass over the roadway now or hereafter located within said easement area with cars, trucks, construction equipment and vehicles of all kinds and generally to use said easement area

                                      (64)
for all purposes for which streets and ways are now and may hereafter be used in the Town of Westford.

     Grantor does hereby convey the Premises with the benefit of an appurtenant easement over Lot 4 as shown on said Plan, in common with the Grantor and its successors or assigns, such easement being shown on a plan entitled "Easement Plan, Lot No. 4, Westford Technology Park, Westford, Massachusetts, property of Michelson Farm - Westford Technology Park Trust c/o The Gutierrez Company, Scale 1" = 40', June 12, 1987" and recorded herewith (the "Sewer Easement Plan"), for the purpose of installing a sewer line, and such easement shall also consist of the perpetual right to use the area shown on the Sewer Easement Plan and designated 20' Sewer Easement, located on Lot 4 of said Plan, for the installation, construction, excavation, trenching, backfilling, reconstruction, repair, maintenance, operation, removal and use of one or more sewer lines, or other utility purposes.

     The Premises are also conveyed with the benefit of an appurtenant easement for the benefit of Lot 6 for the construction of drainage structures and culverts adjacent to and under Technology Park Drive, as shown on said Plan, for the purpose of draining surface water through such drainage structures and culverts and into detention areas on Lot 1 and Lot 2 as said Lots are shown on said Plan, as required by those certain Orders of Condition referred to herein or as otherwise required from time to time for proper use and operation of the Premises and the buildings and improvements constructed thereon.

     Grantor, its successors or assigns, shall not permit any act within an easement area which is inconsistent with the rights hereby granted and no building or structure will be erected or constructed within the easement areas herein granted.

                                      (65)

     All of the above easements herein granted, whether exclusive or nonexclusive, are expressly granted with the obligation on the Grantee, its successors and assigns, exercising or entitled hereunder to exercise said rights and easements (i) to repair any damage arising from such exercise; (ii) if such exercise requires excavation of any such easement area to provide the Grantor, its successors or assigns, with at least thirty (30) days prior written notice before beginning such excavation, provided that in case of an emergency such prior written notice need not be given; (iii) to restore the surface of such easement area to its original condition immediately prior to excavation of the extent reasonably practicable, in such a manner as to avoid unreasonable interruption in the use of said easement and the use of such burdened lot; (iv) to comply with all applicable laws, statutes, regulations and ordinances now or hereafter in effect; (v) to hold the owner of the burdened lot, its successors and assigns, harmless against any liability resulting from any exercise of said rights and easement; and (vi) to exercise said rights so as not to connect to, overload, or otherwise interfere with or make use of any utility lines installed in any easement area by any other lot owner with the prior written consent of said owner or its successors or assigns.

     The undersigned certify (i) that said Michelson Farm-Westford Technology Park Trust Declaration of Trust has not been altered, amended or terminated and is in full force and effect, (ii) that we have been duly directed by the sole beneficiary of said Trust to execute and delivery this Deed and all other documents executed in connection therewith, and (iii) that we are Class A and Class B Trustees of the Trust and are authorized to fully bind the Trust.

                                      (66)

     For reference to Grantor's title see: deed of Stock Family Limited Partnership, a Massachusetts limited partnership, dated October 25, 1984, and recorded with said Deeds at Book 2901, Page 324.

     WITNESS our hands and seals this 18th day of June, 1987.

                              MICHELSON FARM - WESTFORD TECHNOLOGY PARK TRUST



                              --------------------------------------------------
                              Class A Trustee, for himself and for his Co-Class A trustee but not individually



                              --------------------------------------------------
                              Class B Trustee, for himself and for his Co-Class B trustee but not individually


                         COMMONWEALTH OF MASSACHUSETTS


Suffolk, ss.                                                       June 18, 1987


          Then personally appeared the above-named Arturo J. Gutierrez, Class A Trustee as aforesaid and acknowledged the foregoing instrument to be his free act and deed as Trustee as aforesaid, before me.



                              --------------------------------------------------
                              Notary Public
                              My Commission expires:



                         COMMONWEALTH OF MASSACHUSETTS

Suffolk, ss.                                                       June 18, 1987

                                      (67)

          Then personally appeared the above-named John Pike, Class B Trustee as aforesaid and acknowledged the foregoing instrument to be his free act and deed as Trustee as aforesaid, before me.



                              --------------------------------------------------
                              Notary Public
                              My Commission expires:

                                      (68)